
[GOLDMAN SACHS LOGO]

                                GSAMP 2002-HE ASOF 9/30/02                                       12:41 MONDAY, NOVEMBER 4, 2002   1
                                 PORTFOLIO SUMMARY REPORT
                             PREPARED BY GOLDMAN, SACHS & CO.

-----------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                                                       LOANS      PRINCIPAL BALANCE      CURR WAC
-----------------------------------------------------------------------------------------------------------------------------------
0001 ADJUSTABLE                                                                1,566      $308,318,120.56         8.076
0002 FIXED RATE                                                                1,254      $136,946,082.38         9.167
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                                 2,820      $445,264,202.94
-----------------------------------------------------------------------------------------------------------------------------------

PROJECT:    GSAMP 2002-HE ASOF 9/30/02       NOVEMBER 4, 2002  12:41  PAGE 0001
ALL         ADJUSTABLE

------------------------------------------------------------------------------------------------------------------------------------
LOANS    PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
------------------------------------------------------------------------------------------------------------------------------------
1,566    $308,318,120.56      8.076       360.00       357.38     357.87    20.80       2.13     1.587     1.000     14.566
------------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------
LOANS     MTR      MARGIN     SUB OLTV    COMB OLTV   FICO
-------------------------------------------------------------
1,566     22.55    6.218      83.26       91.49       636
-------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                   PRINCIPAL BALANCE                    ORIG TERM                   REM TERM
-------------------------------------------------------------------------------------------------------------------------
    5.50- 5.99%        1.05    $25,000 - $50,000             0.47   301 - 360 MTHS     100.00   301 - 360 MTHS   100.00
    6.00- 6.49%        1.83    $50,000 - $100,000            6.41
    6.50- 6.99%       13.52    $100,000 - $150,000          13.49
    7.00- 7.49%        8.86    $150,000 - $200,000          16.00
    7.50- 7.99%       29.75    $200,000 - $250,000          18.55
    8.00- 8.49%       10.31    $250,001 - $275,000           9.21
    8.50- 8.99%       19.00    $275,001 - $350,000          16.01
    9.00- 9.49%        5.38    $350,001 - $450,000          11.16
    9.50- 9.99%        6.73    $450,001 - $550,000           6.69
   10.00-10.49%        1.55    $550,001 - $650,000           1.55
[INELIGIBLE] 9%        1.55    $650,001 - $750,000           0.46
[INELIGIBLE] 9%        0.38
[INELIGIBLE].99%       0.02
[INELIGIBLE]           0.06
-------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
--------------------------------------------------------------------------------------------
CURRENT RATE                    AM WAM                      AGE                LIEN
--------------------------------------------------------------------------------------------
    5.50- 5.99%         1.05    MISSING            0.02     1         0.56     1     100.00
    6.00- 6.49%         1.83    181 - 240 MTHS     0.04     2        87.09
    6.50- 6.99%        13.52    301 - 360 MTHS    99.93     3        11.75
    7.00- 7.49%         8.86                                4         0.40
    7.50- 7.99%        29.75                                   5         0.12
    8.00- 8.49%        10.31                                   6         0.08
    8.50- 8.99%        19.00
    9.00- 9.49%         5.38
    9.50- 9.99%         6.73
   10.00-10.49%         1.55
[INELIGIBLE] 9%         1.55
[INELIGIBLE] 9%         0.38
[INELIGIBLE].99%        0.02
[INELIGIBLE]            0.06
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP           PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   57.32   LOS ANGE   4.55   9306   0.75   SINGLE FAMILY  71.62   OWNER OCCU  95.16   PURCHASE  58.54   FULL   45.09
TEXAS         3.90   SAN DIEG   2.48   9459   0.64   PUD            15.36   NON-OWNER    4.01   CASHOUT   36.15   LIMIT  36.23
NEW YORK      3.86   OXNARD     1.48   9303   0.64   CONDO           9.02   SECOND HOM   0.83   RATE/TER   5.32   STATE  13.39
ARIZONA       3.71   SIMI VAL   1.20   9134   0.60   2-4 FAMILY      3.88                                         ALT     5.29
FLORIDA       3.06   SAN JOSE   1.04   9130   0.51   MANUFACTURED    0.12
MICHIGAN      2.34   OCEANSID   0.95   9206   0.50
COLORADO      2.13   LAS VEGA   0.92   9133   0.49
GEORGIA       2.10   HUNTINGT   0.89   9134   0.49
VIRGINIA      2.04   VALLEJO    0.85   9138   0.48
PENNSYLVANI   1.88   SACRAMEN   0.81   9194   0.48
ILLINOIS      1.79   SCOTTSDA   0.79   9303   0.47
NEW JERSEY    1.75   CHICAGO    0.79   9458   0.46
NEVADA        1.71   RIVERSID   0.77   9306   0.45
TENNESSEE     1.51   WOODLAND   0.73   9135   0.41
*MORE*       10.89   *MORE*    81.76   *MORE 92.62
--------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------------------
GEOGRAPHY                SUB OLTV             COMB OLTV            PMI INSURANCEE
------------------------------------------------------------------------------------------
CALIFORNIA   57.32       0.01-50.00   0.43    0.01-50.00   0.43            100.00
TEXAS         3.90       50.01-60.0   0.84    50.01-60.0   0.65
NEW YORK      3.86       60.01-70.0   3.12    60.01-70.0   2.79
ARIZONA       3.71       70.01-75.0   4.57    70.01-75.0   4.11
FLORIDA       3.06       75.01-80.0  53.24    75.01-80.0  12.21
MICHIGAN      2.34       80.01-85.0   7.82    80.01-85.0   7.89
COLORADO      2.13       85.01-90.0  15.08    85.01-90.0  16.52
GEORGIA       2.10       90.01-95.0   8.10    90.01-95.0  11.05
VIRGINIA      2.04       95.01-97.0   0.17    95.01-97.0   0.22
PENNSYLVANI   1.88       97.01-100.   6.63    97.01-100.  44.14
ILLINOIS      1.79
NEW JERSEY    1.75
NEVADA        1.71
TENNESSEE     1.51
*MORE*       10.89
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO              PREPAY ORIG TERM    AMORT                   MTR               MARGINS              1ST RATE CAP     PER RATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
500-519   3.13     0        14.30     2/28 LIBOR AR  94.02     4        0.13    3.01-5.00  13.06     1.00   0.13      1.00   100.00
520-539   3.97    12         4.22     3/27 LIBOR AR   5.85    18        0.08    5.01-6.00  31.89     1.50  94.02
540-559   4.86    24        75.63     6 MO LIBOR      0.13    19        0.12    6.01-6.50  19.42     3.00   5.85
560-579   5.51    36         5.71                             20        0.40    6.51-7.00  15.74
580-599   8.02    60         0.14                             21       10.79    7.01-7.50   8.61
600-619  11.42                                                22       82.08    7.51-8.00   9.13
620-639  14.19                                                23        0.56    8.01-8.50   1.54
640-659  16.03                                                33        0.96    8.51-9.00   0.42
660-679  10.73                                                34        4.89    9.01-9.50   0.07
680-699   7.90                                                                  9.51-10.0   0.09
700-719   5.65                                                                 10.01-10.5   0.03
720-739   3.56
740-759   2.44
760-779   1.89
780-849   0.70



-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
--------------------------------------------------------------------------------
FICO               LIFE ADJ CAP     LIFE MAX RATE           LIFE FLOOR
--------------------------------------------------------------------------------
500-519   3.13     5.000     0.41   11.50-11.99%    0.09    5.50- 5.99%    1.05
520-539   3.97     5.125     0.07   12.00-12.49%    1.05    6.00- 6.49%    1.83
540-559   4.86     5.250     0.08   12.50-12.99%    2.20    6.50- 6.99%   13.52
560-579   5.51     5.375     0.10   13.00-13.49%   13.14    7.00- 7.49%    8.93
580-599   8.02     5.625     0.11   13.50-13.99%    9.63    7.50- 7.99%   29.68
600-619  11.42     5.875     0.10   14.00-14.49%   29.47    8.00- 8.49%   10.39
620-639  14.19     5.990     0.04   14.50-14.99%   10.12    8.50- 8.99%   19.00
640-659  16.03     6.000     0.44   15.00-15.49%   18.48    9.00- 9.49%    5.30
660-679  10.73     6.125     0.07   15.50-15.99%    5.44    9.50- 9.99%    6.73
680-699   7.90     6.250     0.08   16.00-16.49%    6.77   10.00-10.49%    1.55
700-719   5.65     6.410     0.08   16.50-16.99%    1.48   10.50-10.99%    1.55
720-739   3.56     6.450     0.12   17.00-17.49%    1.59   11.00-11.49%    0.38
740-759   2.44     6.500    97.51   17.50-17.99%    0.40   11.50-11.99%    0.02
760-779   1.89     6.505     0.14   18.00-18.49%    0.07   12.00-12.49%    0.02
780-849   0.70     6.625     0.26   18.50-18.99%    0.02   13.50-13.99%    0.04
                   6.750     0.16   20.00-20.49%    0.04
                   7.380     0.06
                   7.500     0.02
                   *MORE*    0.13
--------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[GOLDMAN SACHS LOGO]

           GSAMP 2002-HE ASOF 9/30/02                                       NOVEMBER 4, 2002  12:41  PAGE 0002
           FIXED RATE

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA     MTR
-----------------------------------------------------------------------------------------------------------------------------
$136,946,082.38      9.167       298.06       350.34     295.01    24.32       3.05      .         .         .           .
-----------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-----------------------------------------------------------------------
PRINCIPAL BALANCE     MARGIN   SUB OLTV   COMB OLTV      FICO
-----------------------------------------------------------------------
$136,946,082.38        .       68.55      89.13          658
-----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                    PRINCIPAL BALANCE                    ORIG TERM                       REM TERM
------------------------------------------------------------------------------------------------------------------------------
 6.50- 6.99%        3.57        $0 - $25,000              1.03       121 - 180 MTHS      34.30       121 - 180 MTHS    34.30
 7.00- 7.49%        5.06        $25,000 - $50,000         7.83       181 - 240 MTHS       0.16       181 - 240 MTHS     0.16
 7.50- 7.99%       15.62        $50,000 - $100,000       22.24       301 - 360 MTHS      65.53       301 - 360 MTHS    65.53
 8.00- 8.49%       12.95        $100,000 - $150,000      17.25
 8.50- 8.99%       25.79        $150,000 - $200,000      12.77
 9.00- 9.49%       10.02        $200,000 - $250,000      10.78
 9.50- 9.99%        4.20        $250,001 - $275,000       4.76
10.00-10.49%        1.18        $275,001 - $350,000       9.88
10.50-10.99%        2.31        $350,001 - $450,000       7.67
11.00-11.49%        1.40        $450,001 - $550,000       2.16
11.50-11.99%       12.83        $550,001 - $650,000       3.15
12.00-12.49%        1.30        $650,001 - $750,000       0.50
12.50-12.99%        1.45
*MORE*              2.33
------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-----------------------------------------------------------------------------------------------
CURRENT RATE                    AM WAM                     AGE                LIEN
-----------------------------------------------------------------------------------------------
 6.50- 6.99%        3.57        MISSING            0.10     1         0.21    1        75.43
 7.00- 7.49%        5.06        121 - 180 MTHS     3.04     2        47.96    2        24.57
 7.50- 7.99%       15.62        181 - 240 MTHS     0.39     3         6.70
 8.00- 8.49%       12.95        241 - 300 MTHS     0.10     4        40.22
 8.50- 8.99%       25.79        301 - 360 MTHS    96.37     5         3.95
 9.00- 9.49%       10.02                                    6         0.59
 9.50- 9.99%        4.20                                    9         0.21
10.00-10.49%        1.18                                   13-24      0.15
10.50-10.99%        2.31
11.00-11.49%        1.40
11.50-11.99%       12.83
12.00-12.49%        1.30
12.50-12.99%        1.45
*MORE*              2.33
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP           PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   31.80   CHICAGO    4.47   1136   0.72   SINGLE FAMILY  64.73   OWNER OCCU  94.46   PURCHASE  64.40   NO DO  26.38
NEW YORK     10.12   LOS ANGE   3.07   9342   0.59   2-4 FAMILY     14.95   NON-OWNER    4.70   CASHOUT   30.08   STATE  24.42
ILLINOIS      7.90   BROOKLYN   2.29   6063   0.58   PUD            14.18   SECOND HOM   0.84   RATE/TER   5.52   FULL   23.94
NEW JERSEY    5.89   LAS VEGA   2.14   9130   0.58   CONDO           6.02                                         LIMIT  21.87
ARIZONA       5.46   PHOENIX    1.51   9063   0.57   MANUFACTURED    0.12                                         ALT     3.39
FLORIDA       5.28   HOUSTON    0.97   0701   0.54
MASSACHUSET   3.51   SCOTTSDA   0.95   6064   0.52
TEXAS         3.46   CLIFTON    0.83   9133   0.50
VIRGINIA      3.18   ATLANTA    0.76   9002   0.50
GEORGIA       2.85   BRONX      0.72   1122   0.49
NEVADA        2.69   SAN JOSE   0.72   1123   0.47
MARYLAND      2.47   CORONA     0.72   2083   0.47
OHIO          1.93   NAPLES     0.70   8521   0.47
COLORADO      1.40   GILBERT    0.69   9005   0.46
*MORE*       12.07   *MORE*    79.47   *MORE 92.52
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTNUED)
--------------------------------------------------------------------------------
GEOGRAPHY           SUB OLTV             COMB OLTV          PMI INSURANCEE
--------------------------------------------------------------------------------
CALIFORNIA  31.80   0.01-50.00  25.48    0.01-50.00   0.92                66.31
NEW YORK    10.12   50.01-60.0   2.85    50.01-60.0   2.85  MORTGAGE GUAR  5.66
ILLINOIS     7.90   60.01-70.0   5.60    60.01-70.0   5.60  RADIAN GUARAN 27.46
NEW JERSEY   5.89   70.01-75.0   5.86    70.01-75.0   5.62  REPUBLIC MORT  0.56
ARIZONA      5.46   75.01-80.0  16.52    75.01-80.0  11.74
FLORIDA      5.28   80.01-85.0   3.67    80.01-85.0   3.69
MASSACHUSET  3.51   85.01-90.0  12.03    85.01-90.0  12.56
TEXAS        3.46   90.01-95.0  25.30    90.01-95.0  27.68
VIRGINIA     3.18   97.01-100.   2.68    95.01-97.0   0.02
GEORGIA      2.85                        97.01-100.  29.31
NEVADA       2.69
MARYLAND     2.47
OHIO         1.93
COLORADO     1.40
*MORE*      12.07
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FICO               PREPAY ORIG TERM     AMORT                   MTR              MARGINS             1ST RATE CAP    PER RATE CAP
---------------------------------------------------------------------------------------------------------------------------------
MISSING    0.04     0        27.24      FIXED BALLOON  31.26     .      100.00   MISSING   100.00      .   100.00      .   100.00
500-519    0.22    12        20.08      FIXED RATE     68.74
520-539    1.07    24        13.06
540-559    1.12    36        20.82
560-579    2.30    60        18.79
580-599    3.80
600-619    8.54
620-639   17.33
640-659   19.12
660-679   18.48
680-699   10.94
700-719    5.80
720-739    4.45
740-759    2.78
760-779    2.68
780-849    1.32
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------
FICO                 LIFE ADJ CAP       LIFE MAX RATE          LIFE FLOOR
-------------------------------------------------------------------------------
MISSING    0.04       .    100.00       N/A       100.00       0 %       100.00
500-519    0.22
520-539    1.07
540-559    1.12
560-579    2.30
580-599    3.80
600-619    8.54
620-639   17.33
640-659   19.12
660-679   18.48
680-699   10.94
700-719    5.80
720-739    4.45
740-759    2.78
760-779    2.68
780-849    1.32
-------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS]

                              GSAMP 2002-HE ASOF 9/30/02                                         11:19 MONDAY, NOVEMBER 4, 2002   1
                               PORTFOLIO SUMMARY REPORT
                           PREPARED BY GOLDMAN, SACHS & CO.

---------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                                                  LOANS      PRINCIPAL BALANCE        CURR WAC
---------------------------------------------------------------------------------------------------------------------------------
0001 POOL 1    , ADJUSTABLE                                               1,346      $221,825,850.20          8.155
0002 POOL 1    , FIXED RATE                                                 589       $39,188,821.49          9.873
0003 POOL 2    , ADJUSTABLE                                                 220       $86,492,270.36          7.874
0004 POOL 2    , FIXED RATE                                                 665       $97,757,260.89          8.884
---------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                            2,820      $445,264,202.94
---------------------------------------------------------------------------------------------------------------------------------

PROJECT:    GSAMP 2002-HE ASOF 9/30/02       NOVEMBER 4, 2002  11:19  PAGE 0001
ALL         POOL 1
ALL         ADJUSTABLE

---------------------------------------------------------------------------------------------------------------------------------
LOANS    PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
---------------------------------------------------------------------------------------------------------------------------------
1,346    $221,825,850.20      8.155       360.00       357.29     357.85    21.51       2.15     1.585     1.000     14.645
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
---------------------------------------------------------------
LOANS     MTR      MARGIN     SUB OLTV    COMB OLTV     FICO
---------------------------------------------------------------
1,346     22.51    6.278      83.51       91.22         633
---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                PRINCIPAL BALANCE                    ORIG TERM                   REM TERM
------------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%        1.00    $25,000 - $50,000             0.65   301 - 360 MTHS     100.00   301 - 360 MTHS   100.00
 6.00- 6.49%        1.73    $50,000 - $100,000            8.91
 6.50- 6.99%       11.61    $100,000 - $150,000          18.76
 7.00- 7.49%        8.49    $150,000 - $200,000          22.24
 7.50- 7.99%       28.18    $200,000 - $250,000          25.79
 8.00- 8.49%       10.99    $250,001 - $275,000          12.81
 8.50- 8.99%       20.63    $275,001 - $350,000          10.19
 9.00- 9.49%        5.44    $350,001 - $450,000           0.65
 9.50- 9.99%        7.62
10.00-10.49%        1.70
10.50-10.99%        1.97
11.00-11.49%        0.53
11.50-11.99%        0.03
*MORE*              0.08
------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------------------
CURRENT RATE                 AM WAM                      AGE                 LIEN
-------------------------------------------------------------------------------------------
 5.50- 5.99%        1.00     MISSING            0.03     1         0.44      1      100.00
 6.00- 6.49%        1.73     181 - 240 MTHS     0.06     2        85.77
 6.50- 6.99%       11.61     301 - 360 MTHS    99.91     3        12.97
 7.00- 7.49%        8.49                                 4         0.55
 7.50- 7.99%       28.18                                 5         0.16
 8.00- 8.49%       10.99                                 6         0.11
 8.50- 8.99%       20.63
 9.00- 9.49%        5.44
 9.50- 9.99%        7.62
10.00-10.49%        1.70
10.50-10.99%        1.97
11.00-11.49%        0.53
11.50-11.99%        0.03
*MORE*              0.08
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP            PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   52.74   LOS ANGE   3.83   93065   1.04   SINGLE FAMILY  70.19   OWNER OCCU  94.64   PURCHASE  59.50   FULL   49.28
ARIZONA       4.61   SAN DIEG   2.40   93033   0.89   PUD            14.57   NON-OWNER    4.35   CASHOUT   34.92   LIMIT  33.82
TEXAS         4.12   OXNARD     1.57   91342   0.69   CONDO          10.08   SECOND HOM   1.01   RATE/TER   5.58   STATE  12.23
NEW YORK      3.48   SIMI VAL   1.51   91335   0.69   2-4 FAMILY      4.99                                         ALT     4.67
FLORIDA       3.41   LAS VEGA   1.28   91945   0.67   MANUFACTURED    0.17
MICHIGAN      2.90   SACRAMEN   1.12   94591   0.58
GEORGIA       2.43   PHOENIX    0.95   94565   0.50
COLORADO      2.34   OCEANSID   0.90   92064   0.47
VIRGINIA      2.16   VALLEJO    0.87   93063   0.47
PENNSYLVANI   2.02   RIVERSID   0.80   90016   0.45
NEVADA        1.97   HOUSTON    0.78   48197   0.44
TENNESSEE     1.81   MESA       0.74   90620   0.43
ILLINOIS      1.73   LAKEWOOD   0.73   91340   0.40
MASSACHUSET   1.59   CHICAGO    0.70   92054   0.40
*MORE*       12.71   *MORE*    81.83   *MORE* 91.88
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTNUED)
------------------------------------------------------------------------------------------
GEOGRAPHY               SUB OLTV             COMB OLTV                PMI INSURANCEE
------------------------------------------------------------------------------------------
CALIFORNIA   52.74      0.01-50.00   0.59    0.01-50.00   0.59                 100.00
ARIZONA       4.61      50.01-60.0   0.67    50.01-60.0   0.67
TEXAS         4.12      60.01-70.0   3.93    60.01-70.0   3.88
NEW YORK      3.48      70.01-75.0   4.53    70.01-75.0   4.18
FLORIDA       3.41      75.01-80.0  51.39    75.01-80.0  11.95
MICHIGAN      2.90      80.01-85.0   7.94    80.01-85.0   8.04
GEORGIA       2.43      85.01-90.0  12.94    85.01-90.0  14.20
COLORADO      2.34      90.01-95.0   9.17    90.01-95.0  11.78
VIRGINIA      2.16      95.01-97.0   0.24    95.01-97.0   0.31
PENNSYLVANI   2.02      97.01-100.   8.60    97.01-100.  44.40
NEVADA        1.97
TENNESSEE     1.81
ILLINOIS      1.73
MASSACHUSET   1.59
*MORE*       12.71
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO              PREPAY ORIG TERM     AMORT                   MTR              MARGINS               1ST RATE CAP    PER RATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
500-519   3.48     0        12.25      2/28 LIBOR AR  94.11     4        0.18    3.01-5.00  12.81     1.00   0.18     1.00   100.00
520-539   4.86    12         2.42      3/27 LIBOR AR   5.71    18        0.11    5.01-6.00  29.48     1.50  94.11
540-559   5.26    24        79.54      6 MO LIBOR      0.18    19        0.16    6.01-6.50  20.41     3.00   5.71
560-579   5.89    36         5.59                              20        0.55    6.51-7.00  15.27
580-599   7.83    60         0.20                              21       12.11    7.01-7.50   9.20
600-619  12.22                                                 22       80.74    7.51-8.00  10.61
620-639  13.12                                                 23        0.44    8.01-8.50   1.52
640-659  15.60                                                 33        0.86    8.51-9.00   0.43
660-679  10.76                                                 34        4.85    9.01-9.50   0.10
680-699   7.49                                                                   9.51-10.0   0.12
700-719   5.75                                                                  10.01-10.5   0.04
720-739   3.28
740-759   1.70
760-779   1.94
780-849   0.83
-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------
 FICO            LIFE ADJ CAP      LIFE MAX RATE          LIFE FLOOR
------------------------------------------------------------------------------
500-519   3.48   5.000      0.57   11.50-11.99%    0.13    5.50- 5.99%    1.00
520-539   4.86   5.125      0.10   12.00-12.49%    1.00    6.00- 6.49%    1.73
540-559   5.26   5.250      0.12   12.50-12.99%    2.10    6.50- 6.99%   11.61
560-579   5.89   5.625      0.15   13.00-13.49%   11.24    7.00- 7.49%    8.59
580-599   7.83   5.990      0.06   13.50-13.99%    9.24    7.50- 7.99%   28.08
600-619  12.22   6.000      0.14   14.00-14.49%   27.78    8.00- 8.49%   11.09
620-639  13.12   6.125      0.10   14.50-14.99%   10.90    8.50- 8.99%   20.63
640-659  15.60   6.250      0.11   15.00-15.49%   20.05    9.00- 9.49%    5.33
660-679  10.76   6.410      0.11   15.50-15.99%    5.53    9.50- 9.99%    7.62
680-699   7.49   6.500     97.77   16.00-16.49%    7.68   10.00-10.49%    1.70
700-719   5.75   6.505      0.19   16.50-16.99%    1.59   10.50-10.99%    1.97
720-739   3.28   6.625      0.06   17.00-17.49%    2.02   11.00-11.49%    0.53
740-759   1.70   6.750      0.22   17.50-17.99%    0.56   11.50-11.99%    0.03
760-779   1.94   7.380      0.09   18.00-18.49%    0.10   12.00-12.49%    0.03
780-849   0.83   7.500      0.03   18.50-18.99%    0.03   13.50-13.99%    0.05
                 7.750      0.06   20.00-20.49%    0.05
                 8.365      0.07
                 8.500      0.05
--------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS]

PROJECT:     GSAMP 2002-HE ASOF 9/30/02      NOVEMBER 4, 2002  11:19  PAGE 0002
ALL          POOL 1
ALL          FIXED RATE

---------------------------------------------------------------------------------------------------------------------------------
LOANS    PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
---------------------------------------------------------------------------------------------------------------------------------
589      $39,188,821.49       9.873       270.04       347.50     267.40    27.21       2.64      .         .         .
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
---------------------------------------------------------------
LOANS      MTR     MARGIN     SUB OLTV    COMB OLTV      FICO
---------------------------------------------------------------
589         .       .         55.88       90.08          646
---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                PRINCIPAL BALANCE                    ORIG TERM                   REM TERM
------------------------------------------------------------------------------------------------------------------------------
 6.50- 6.99%        7.61    $0 - $25,000                  3.44   121 - 180 MTHS      49.98   121 - 180 MTHS    49.98
 7.00- 7.49%       11.63    $25,000 - $50,000            24.33   301 - 360 MTHS      50.02   301 - 360 MTHS    50.02
 7.50- 7.99%        9.34    $50,000 - $100,000           23.15
 9.00- 9.49%       18.99    $100,000 - $150,000          16.58
 9.50- 9.99%        9.23    $150,000 - $200,000          14.53
10.00-10.49%        3.72    $200,000 - $250,000          15.92
10.50-10.99%        3.81    $250,001 - $275,000           1.31
11.00-11.49%        3.12    $275,001 - $350,000           0.74
11.50-11.99%       20.03
12.00-12.49%        2.80
12.50-12.99%        3.57
13.00-13.49%        1.11
13.50-13.99%        4.24
*MORE*              0.81
------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
--------------------------------------------------------------------------------------------
CURRENT RATE                AM WAM                      AGE               LIEN
--------------------------------------------------------------------------------------------
 6.50- 6.99%        7.61    121 - 180 MTHS     4.97     1         0.12    1          58.97
 7.00- 7.49%       11.63    241 - 300 MTHS     0.28     2        65.41    2          41.03
 7.50- 7.99%        9.34    301 - 360 MTHS    94.75     3        11.49
 9.00- 9.49%       18.99                                    4        19.00
 9.50- 9.99%        9.23                                    5         2.91
10.00-10.49%        3.72                                    6         0.69
10.50-10.99%        3.81                                    9         0.38
11.00-11.49%        3.12
11.50-11.99%       20.03
12.00-12.49%        2.80
12.50-12.99%        3.57
13.00-13.49%        1.11
13.50-13.99%        4.24
*MORE*              0.81
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP            PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   41.55   LOS ANGE   3.09   91335   1.60   SINGLE FAMILY  68.88   OWNER OCCU  95.01   PURCHASE  64.40   LIMIT  34.27
ILLINOIS      6.09   CHICAGO    2.97   91762   1.14   PUD            11.60   NON-OWNER    4.43   CASHOUT   30.60   FULL   33.13
NEW YORK      5.26   LAS VEGA   2.68   89123   0.98   CONDO          10.63   SECOND HOM   0.56   RATE/TER   5.00   NO DO  14.95
ARIZONA       4.65   PHOENIX    1.50   93033   0.98   2-4 FAMILY      8.72                                         STATE  14.10
TEXAS         3.84   OXNARD     1.47   92336   0.85   MANUFACTURED    0.17                                         ALT     3.55
NEW JERSEY    3.49   ONTARIO    1.34   95747   0.80
FLORIDA       3.37   RESEDA     1.32   01007   0.79
MASSACHUSET   3.01   RIVERSID   1.31   32413   0.75
NEVADA        2.81   MESA       1.10   92801   0.74
VIRGINIA      2.33   CARSON     0.97   90290   0.74
PENNSYLVANI   2.16   MIAMI      0.95   91342   0.72
MICHIGAN      2.09   FONTANA    0.93   91307   0.70
OHIO          2.07   LONG BEA   0.91   90745   0.70
COLORADO      1.80   ROSEVILL   0.89   95608   0.70
*MORE*       15.48   *MORE*    78.58   *MORE* 87.79
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTNUED)
------------------------------------------------------------------------------------------
GEOGRAPHY                SUB OLTV             COMB OLTV           PMI INSURANCEE
------------------------------------------------------------------------------------------
CALIFORNIA   41.55       0.01-50.00  42.05    0.01-50.00   1.02                  82.79
ILLINOIS      6.09       50.01-60.0   3.01    50.01-60.0   3.01   MORTGAGE GUAR   2.63
NEW YORK      5.26       60.01-70.0   7.84    60.01-70.0   7.84   RADIAN GUARAN  14.25
ARIZONA       4.65       70.01-75.0   4.58    70.01-75.0   4.58   REPUBLIC MORT   0.34
TEXAS         3.84       75.01-80.0  16.58    75.01-80.0   9.27
NEW JERSEY    3.49       80.01-85.0   3.94    80.01-85.0   4.02
FLORIDA       3.37       85.01-90.0   4.88    85.01-90.0   5.74
MASSACHUSET   3.01       90.01-95.0  14.71    90.01-95.0  17.90
NEVADA        2.81       97.01-100.   2.40    95.01-97.0   0.08
VIRGINIA      2.33                            97.01-100.  46.54
PENNSYLVANI   2.16
MICHIGAN      2.09
OHIO          2.07
COLORADO      1.80
*MORE*       15.48
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO              PREPAY ORIG TERM    AMORT                   MTR               MARGINS             1ST RATE CAP     PER RATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
500-519   0.43     0        23.21     FIXED BALLOON  45.01     .      100.00    MISSING   100.00      .   100.00      .    100.00
520-539   2.21    12        13.13     FIXED RATE     54.99
540-559   2.23    24        17.61
560-579   3.25    36        25.92
580-599   4.35    60        20.12
600-619  10.51
620-639  21.34
640-659  17.18
660-679  19.70
680-699   9.10
700-719   4.02
720-739   2.37
740-759   1.03
760-779   1.38
780-849   0.90
-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------
FICO                 LIFE ADJ CAP        LIFE MAX RATE         LIFE FLOOR
------------------------------------------------------------------------------
500-519   0.43        .       100.00     N/A       100.00      0 %       100.00
520-539   2.21
540-559   2.23
560-579   3.25
580-599   4.35
600-619  10.51
620-639  21.34
640-659  17.18
660-679  19.70
680-699   9.10
700-719   4.02
720-739   2.37
740-759   1.03
760-779   1.38
780-849   0.90
--------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS]

PROJECT:     GSAMP 2002-HE ASOF 9/30/02      NOVEMBER 4, 2002  11:19  PAGE 0003
ALL          POOL 2
ALL          ADJUSTABLE

---------------------------------------------------------------------------------------------------------------------------------
LOANS    PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
---------------------------------------------------------------------------------------------------------------------------------
220      $86,492,270.36       7.874       360.00       357.63     357.92    18.97       2.08     1.593     1.000     14.362

TABLE (CONTINUED)
---------------------------------------------------------------
LOANS      MTR     MARGIN     SUB OLTV    COMB OLTV      FICO
---------------------------------------------------------------
220        22.67   6.066      82.63       92.16          644

------------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                PRINCIPAL BALANCE                    ORIG TERM                   REM TERM
------------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%        1.18    $275,001 - $350,000          30.91   301 - 360 MTHS     100.00   301 - 360 MTHS   100.00
 6.00- 6.49%        2.07    $350,001 - $450,000          38.09
 6.50- 6.99%       18.42    $450,001 - $550,000          23.84
 7.00- 7.49%        9.79    $550,001 - $650,000           5.52
 7.50- 7.99%       33.79    $650,001 - $750,000           1.64
 8.00- 8.49%        8.58
 8.50- 8.99%       14.81
 9.00- 9.49%        5.23
 9.50- 9.99%        4.45
10.00-10.49%        1.19
10.50-10.99%        0.48
------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
--------------------------------------------------------------------------------------------
CURRENT RATE                AM WAM                      AGE               LIEN
--------------------------------------------------------------------------------------------
 5.50- 5.99%        1.18    301 - 360 MTHS   100.00     1         0.89    1           100.00
 6.00- 6.49%        2.07                                2        90.49
 6.50- 6.99%       18.42                                3         8.62
 7.00- 7.49%        9.79
 7.50- 7.99%       33.79
 8.00- 8.49%        8.58
 8.50- 8.99%       14.81
 9.00- 9.49%        5.23
 9.50- 9.99%        4.45
10.00-10.49%        1.19
10.50-10.99%        0.48
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP            PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   69.06   LOS ANGE   6.39   90265   1.38   SINGLE FAMILY  75.30   OWNER OCCU  96.49   PURCHASE  56.07   LIMIT  42.43
NEW YORK      4.84   SAN JOSE   3.37   94025   1.34   PUD            17.38   NON-OWNER    3.14   CASHOUT   39.29   FULL   34.33
TEXAS         3.36   SAN DIEG   2.70   91356   1.29   CONDO           6.29   SECOND HOM   0.37   RATE/TER   4.63   STATE  16.37
NEW JERSEY    2.17   HUNTINGT   1.90   91344   1.23   2-4 FAMILY      1.03                                         ALT     6.88
FLORIDA       2.17   THOUSAND   1.46   91307   1.18
ILLINOIS      1.96   SCOTTSDA   1.41   11743   1.14
MARYLAND      1.72   MALIBU     1.38   91325   1.09
VIRGINIA      1.72   MENLO PA   1.34   90005   1.08
COLORADO      1.60   TARZANA    1.29   90066   1.00
PENNSYLVANI   1.50   WOODLAND   1.28   94014   0.99
ARIZONA       1.41   OXNARD     1.24   90046   0.98
GEORGIA       1.28   GRANADA    1.23   91214   0.97
CONNECTICUT   1.21   WEST HIL   1.18   95130   0.93
MASSACHUSET   1.06   SHERMAN    1.14   76008   0.92
*MORE*        4.95   *MORE*    72.67   *MORE* 84.47
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTNUED)
--------------------------------------------------------------------------------------
GEOGRAPHY            SUB OLTV             COMB OLTV           PMI INSURANCEE
--------------------------------------------------------------------------------------
CALIFORNIA   69.06   50.01-60.0   1.29    50.01-60.0   0.60                 100.00
NEW YORK      4.84   60.01-70.0   1.04    70.01-75.0   3.93
TEXAS         3.36   70.01-75.0   4.66    75.01-80.0  12.86
NEW JERSEY    2.17   75.01-80.0  57.99    80.01-85.0   7.51
FLORIDA       2.17   80.01-85.0   7.51    85.01-90.0  22.46
ILLINOIS      1.96   85.01-90.0  20.58    90.01-95.0   9.17
MARYLAND      1.72   90.01-95.0   5.36    97.01-100.  43.47
VIRGINIA      1.72   97.01-100.   1.58
COLORADO      1.60
PENNSYLVANI   1.50
ARIZONA       1.41
GEORGIA       1.28
CONNECTICUT   1.21
MASSACHUSET   1.06
*MORE*        4.95
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO              PREPAY ORIG TERM  AMORT                   MTR               MARGINS              1ST RATE CAP    PER RATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
500-519   2.25     0        19.55   2/28 LIBOR AR  93.80    21        7.39    3.01-5.00  13.68     1.50  93.80     1.00 100.00
520-539   1.67    12         8.82   3/27 LIBOR AR   6.20    22       85.51    5.01-6.00  38.07     3.00   6.20
540-559   3.83    24        65.61                           23        0.89    6.01-6.50  16.88
560-579   4.55    36         6.01                           33        1.22    6.51-7.00  16.96
580-599   8.50                                              34        4.98    7.01-7.50   7.08
600-619   9.38                                                                7.51-8.00   5.34
620-639  16.93                                                                8.01-8.50   1.59
640-659  17.14                                                                8.51-9.00   0.40
660-679  10.66
680-699   8.94
700-719   5.38
720-739   4.30
740-759   4.34
760-779   1.78
780-849   0.36
-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
--------------------------------------------------------------------------------
FICO              LIFE ADJ CAP      LIFE MAX RATE          LIFE FLOOR
--------------------------------------------------------------------------------
500-519   2.25    5.375      0.36   12.00-12.49%    1.18    5.50- 5.99%    1.18
520-539   1.67    5.875      0.35   12.50-12.99%    2.48    6.00- 6.49%    2.07
540-559   3.83    6.000      1.22   13.00-13.49%   18.01    6.50- 6.99%   18.42
560-579   4.55    6.450      0.44   13.50-13.99%   10.62    7.00- 7.49%    9.79
580-599   8.50    6.500     96.85   14.00-14.49%   33.78    7.50- 7.99%   33.79
600-619   9.38    6.625      0.76   14.50-14.99%    8.14    8.00- 8.49%    8.58
620-639  16.93                      15.00-15.49%   14.44    8.50- 8.99%   14.81
640-659  17.14                      15.50-15.99%    5.23    9.00- 9.49%    5.23
660-679  10.66                      16.00-16.49%    4.45    9.50- 9.99%    4.45
680-699   8.94                      16.50-16.99%    1.19   10.00-10.49%    1.19
700-719   5.38                      17.00-17.49%    0.48   10.50-10.99%    0.48
720-739   4.30
740-759   4.34
760-779   1.78
780-849   0.36
--------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS]

PROJECT:     GSAMP 2002-HE ASOF 9/30/02      NOVEMBER 4, 2002  11:19  PAGE 0004
ALL          POOL 2
ALL          FIXED RATE

---------------------------------------------------------------------------------------------------------------------------------
LOANS    PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
---------------------------------------------------------------------------------------------------------------------------------
665      $97,757,260.89       8.884       309.29       351.49     306.08    23.16       3.21      .         .         .

TABLE (CONTINUED)
---------------------------------------------------------------
LOANS      MTR     MARGIN     SUB OLTV    COMB OLTV      FICO
---------------------------------------------------------------
665         .       .         73.63       88.75          663

------------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                PRINCIPAL BALANCE                    ORIG TERM                   REM TERM
------------------------------------------------------------------------------------------------------------------------------
 6.50- 6.99%        1.95    $0 - $25,000                  0.06   121 - 180 MTHS      28.02   121 - 180 MTHS    28.02
 7.00- 7.49%        2.43    $25,000 - $50,000             1.21   181 - 240 MTHS       0.23   181 - 240 MTHS     0.23
 7.50- 7.99%       18.13    $50,000 - $100,000           21.88   301 - 360 MTHS      71.75   301 - 360 MTHS    71.75
 8.00- 8.49%       18.14    $100,000 - $150,000          17.52
 8.50- 8.99%       36.13    $150,000 - $200,000          12.07
 9.00- 9.49%        6.42    $200,000 - $250,000           8.71
 9.50- 9.99%        2.18    $250,001 - $275,000           6.15
10.00-10.49%        0.16    $275,001 - $350,000          13.54
10.50-10.99%        1.71    $350,001 - $450,000          10.74
11.00-11.49%        0.72    $450,001 - $550,000           3.02
11.50-11.99%        9.94    $550,001 - $650,000           4.41
12.00-12.49%        0.70    $650,001 - $750,000           0.69
12.50-12.99%        0.60
*MORE*              0.80
------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-----------------------------------------------------------------------------------------------------
CURRENT RATE                AM WAM                     AGE                LIEN
-----------------------------------------------------------------------------------------------------
 6.50- 6.99%        1.95    MISSING            0.14     1         0.25    1             82.03
 7.00- 7.49%        2.43    121 - 180 MTHS     2.27     2        40.97    2             17.97
 7.50- 7.99%       18.13    181 - 240 MTHS     0.54     3         4.78
 8.00- 8.49%       18.14    241 - 300 MTHS     0.03     4        48.73
 8.50- 8.99%       36.13    301 - 360 MTHS    97.02     5         4.37
 9.00- 9.49%        6.42                                6         0.55
 9.50- 9.99%        2.18                                9         0.15
10.00-10.49%        0.16                               13-24      0.21
10.50-10.99%        1.71
11.00-11.49%        0.72
11.50-11.99%        9.94
12.00-12.49%        0.70
12.50-12.99%        0.60
*MORE*              0.80
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP            PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   27.89   CHICAGO    5.07   11368   1.02   SINGLE FAMILY  63.07   OWNER OCCU  94.24   PURCHASE  64.40   NO DO  30.96
NEW YORK     12.07   BROOKLYN   3.10   93422   0.82   2-4 FAMILY     17.44   NON-OWNER    4.80   CASHOUT   29.88   STATE  28.55
ILLINOIS      8.62   LOS ANGE   3.06   60639   0.81   PUD            15.22   SECOND HOM   0.96   RATE/TER   5.72   FULL   20.26
NEW JERSEY    6.86   LAS VEGA   1.93   90631   0.80   CONDO           4.17                                         LIMIT  16.91
FLORIDA       6.04   PHOENIX    1.51   07011   0.75   MANUFACTURED    0.10                                         ALT     3.33
ARIZONA       5.79   SCOTTSDA   1.26   90027   0.69
MASSACHUSET   3.72   CLIFTON    1.11   11221   0.68
VIRGINIA      3.52   HOUSTON    1.06   11238   0.66
TEXAS         3.31   SAN JOSE   1.01   20833   0.66
GEORGIA       3.27   NAPLES     0.98   85219   0.66
MARYLAND      2.97   ATASCADE   0.82   90056   0.65
NEVADA        2.64   GILBERT    0.81   02130   0.61
OHIO          1.88   ATLANTA    0.81   10502   0.58
TENNESSEE     1.31   LA HABRA   0.80   11205   0.57
*MORE*       10.12   *MORE*    76.66   *MORE* 90.01
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTNUED)
--------------------------------------------------------------------------------------
GEOGRAPHY            SUB OLTV             COMB OLTV           PMI INSURANCEE
--------------------------------------------------------------------------------------
CALIFORNIA   27.89   0.01-50.00  18.84    0.01-50.00   0.87                  59.71
NEW YORK     12.07   50.01-60.0   2.79    50.01-60.0   2.79   MORTGAGE GUAR   6.88
ILLINOIS      8.62   60.01-70.0   4.70    60.01-70.0   4.70   RADIAN GUARAN  32.76
NEW JERSEY    6.86   70.01-75.0   6.37    70.01-75.0   6.04   REPUBLIC MORT   0.65
FLORIDA       6.04   75.01-80.0  16.50    75.01-80.0  12.72
ARIZONA       5.79   80.01-85.0   3.56    80.01-85.0   3.56
MASSACHUSET   3.72   85.01-90.0  14.90    85.01-90.0  15.30
VIRGINIA      3.52   90.01-95.0  29.55    90.01-95.0  31.60
TEXAS         3.31   97.01-100.   2.79    97.01-100.  22.41
GEORGIA       3.27
MARYLAND      2.97
NEVADA        2.64
OHIO          1.88
TENNESSEE     1.31
*MORE*       10.12
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO              PREPAY ORIG TERM  AMORT                   MTR               MARGINS              1ST RATE CAP    PER RATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
MISSING   0.06     0        28.86   FIXED BALLOON  25.75     .      100.00    MISSING   100.00      .   100.00      .   100.00
500-519   0.14    12        22.87   FIXED RATE     74.25
520-539   0.61    24        11.24
540-559   0.67    36        18.77
560-579   1.92    60        18.26
580-599   3.58
600-619   7.75
620-639  15.72
640-659  19.89
660-679  17.99
680-699  11.68
700-719   6.52
720-739   5.28
740-759   3.48
760-779   3.21
780-849   1.48
-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------
 FICO             LIFE ADJ CAP      LIFE MAX RATE          LIFE FLOOR
------------------------------------------------------------------------------
MISSING   0.06     .      100.00    N/A          100.00    0 %          100.00
500-519   0.14
520-539   0.61
540-559   0.67
560-579   1.92
580-599   3.58
600-619   7.75
620-639  15.72
640-659  19.89
660-679  17.99
680-699  11.68
700-719   6.52
720-739   5.28
740-759   3.48
760-779   3.21
780-849   1.48
------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]                          12:34 MONDAY, NOVEMBER 4, 2002   1

                           GSAMP 2002-HE ASOF 9/30/02
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & CO.

PG   POOL CLASSIFICATION                  LOANS    PRINCIPAL BALANCE    CURR WAC
--------------------------------------    -----    -----------------    --------
0001 POOL 1                               1,935      $261,014,671.69       8.413
0002 POOL 2                                 885      $184,249,531.25       8.410
--------------------------------------    -----    -----------------    --------
*** TOTALS ***                            2,820      $445,264,202.94

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN  PROJECT:  GSAMP 2002-HE ASOF 9/30/02  NOVEMBER 4, 2002 12:34 PAGE 0001
  SACHS   ALL       POOL 1
  LOGO]

LOANS   PRINCIPAL BALANCE   CURR WAC   ORIG WAM   AM WAM   ST WAM   OPP WAM   ST AGE
-----   -----------------   --------   --------   ------   ------   -------   ------
1,935     $261,014,671.69      8.413     346.49   355.82   344.27     22.37     2.22

LOANS   1ST CAP  PER CAP  LIFE CA    MTR   MARGIN   SUB OLTV   COMB OLTV   FICO
-----   -------  -------  -------  -----   ------   --------   ---------   ----
1,935    1.585    1.000   14.645   22.51    6.278      79.36       91.05    635

CURRENT RATE           PRINCIPAL BALANCE             ORIG TERM                REM TERM
--------------------   ---------------------------   ----------------------   ----------------------
 5.50- 5.99%    0.85   $0 - $25,000           0.52   121 - 180 MTHS    7.50   121 - 180 MTHS    7.50
 6.00- 6.49%    1.47   $25,000 - $50,000      4.20   301 - 360 MTHS   92.50   301 - 360 MTHS   92.50
 6.50- 6.99%   11.01   $50,000 - $100,000    11.05
 7.00- 7.49%    8.96   $100,000 - $150,000   18.43
 7.50- 7.99%   25.35   $150,000 - $200,000   21.08
 8.00- 8.49%    9.34   $200,000 - $250,000   24.30
 8.50- 8.99%   17.54   $250,001 - $275,000   11.08
 9.00- 9.49%    7.47   $275,001 - $350,000    8.77
 9.50- 9.99%    7.86   $350,001 - $450,000    0.56
10.00-10.49%    2.00
10.50-10.99%    2.25
11.00-11.49%    0.92
11.50-11.99%    3.03
*MORE*          1.95

CURRENT RATE           AM WAM                   AGE           LIEN
--------------------   ----------------------   -----------   ------------
 5.50- 5.99%    0.85   MISSING           0.03   1      0.39   1      93.84
 6.00- 6.49%    1.47   121 - 180 MTHS    0.75   2     82.71   2       6.16
 6.50- 6.99%   11.01   181 - 240 MTHS    0.05   3     12.75
 7.00- 7.49%    8.96   241 - 300 MTHS    0.04   4      3.32
 7.50- 7.99%   25.35   301 - 360 MTHS   99.13   5      0.58
 8.00- 8.49%    9.34                            6      0.20
 8.50- 8.99%   17.54                            9      0.06
 9.00- 9.49%    7.47
 9.50- 9.99%    7.86
10.00-10.49%    2.00
10.50-10.99%    2.25
11.00-11.49%    0.92
11.50-11.99%    3.03
*MORE*          1.95

GEOGRAPHY            CITY              ZIP            PROPERTY TYPE          OCCUPANCY           PURPOSE
------------------   ---------------   ------------   --------------------   -----------------   ---------------
CALIFORNIA   51.06   LOS ANGE   3.72   93065   0.94   SINGLE FAMILY  69.99   OWNER OCCU  94.70   PURCHASE  60.23
ARIZONA       4.61   SAN DIEG   2.12   93033   0.90   PUD            14.12   NON-OWNER    4.36   CASHOUT   34.27
TEXAS         4.07   OXNARD     1.56   91335   0.82   CONDO          10.16   SECOND HOM   0.94   RATE/TER   5.49
NEW YORK      3.75   LAS VEGA   1.49   91342   0.70   2-4 FAMILY      5.55
FLORIDA       3.40   SIMI VAL   1.41   91945   0.61   MANUFACTURED    0.17
MICHIGAN      2.78   CHICAGO    1.04   94591   0.49
ILLINOIS      2.38   SACRAMEN   1.04   93063   0.46
GEORGIA       2.33   PHOENIX    1.03   92336   0.46
COLORADO      2.26   RIVERSID   0.87   90620   0.43
VIRGINIA      2.19   OCEANSID   0.84   94565   0.42
NEVADA        2.09   MESA       0.80   90016   0.41
PENNSYLVANI   2.04   HOUSTON    0.77   92064   0.40
NEW JERSEY    1.88   VALLEJO    0.75   48197   0.40
MASSACHUSET   1.80   LAKEWOOD   0.67   91340   0.39
*MORE*       13.35   *MORE*    81.89   *MORE* 92.15

GEOGRAPHY            DOC             SUB OLTV             COMB OLTV           PMI INSURANCEE
------------------   ------------    -----------------    -----------------   --------------------
CALIFORNIA   51.06   FULL   46.86    0.01-50.00   6.82    0.01-50.00   0.66                  97.42
ARIZONA       4.61   LIMIT  33.88    50.01-60.0   1.02    50.01-60.0   1.02   MORTGAGE GUAR   0.39
TEXAS         4.07   STATE  12.51    60.01-70.0   4.52    60.01-70.0   4.47   RADIAN GUARAN   2.14
NEW YORK      3.75   ALT     4.50    70.01-75.0   4.54    70.01-75.0   4.24   REPUBLIC MORT   0.05
FLORIDA       3.40   NO DO   2.24    75.01-80.0  46.16    75.01-80.0  11.55
MICHIGAN      2.78                   80.01-85.0   7.34    80.01-85.0   7.44
ILLINOIS      2.38                   85.01-90.0  11.73    85.01-90.0  12.93
GEORGIA       2.33                   90.01-95.0  10.01    90.01-95.0  12.70
COLORADO      2.26                   95.01-97.0   0.21    95.01-97.0   0.28
VIRGINIA      2.19                   97.01-100.   7.67    97.01-100.  44.72
NEVADA        2.09
PENNSYLVANI   2.04
NEW JERSEY    1.88
MASSACHUSET   1.80
*MORE*       13.35

FICO              PREPAY ORIG TERM   AMORT                   MTR           MARGINS              1ST RATE CAP
---------------   ----------------   ---------------------   -----------   ------------------   --------------
500-519    3.02     0        13.90   2/28 LIBOR AR   79.98     .   15.01    MISSING     15.01      .     15.01
520-539    4.46    12         4.03   3/27 LIBOR AR    4.85     4    0.15    3.01-5.00   10.89     1.00    0.15
540-559    4.80    24        70.24   6 MO LIBOR       0.15    18    0.10    5.01-6.00   25.05     1.50   79.98
560-579    5.49    36         8.64   FIXED BALLOON    6.76    19    0.14    6.01-6.50   17.35     3.00    4.85
580-599    7.31    60         3.19   FIXED RATE       8.26    20    0.47    6.51-7.00   12.98
600-619   11.96                                               21   10.29    7.01-7.50    7.82
620-639   14.35                                               22   68.62    7.51-8.00    9.02
640-659   15.84                                               23    0.37    8.01-8.50    1.29
660-679   12.10                                               33    0.73    8.51-9.00    0.37
680-699    7.73                                               34    4.12    9.01-9.50    0.08
700-719    5.49                                                             9.51-10.0    0.11
720-739    3.14                                                            10.01-10.5    0.03
740-759    1.60
760-779    1.85
780-849    0.84

FICO              PER RATE CAP     LIFE ADJ CAP      LIFE MAX RATE          LIFE FLOOR
---------------   --------------   ---------------   --------------------   --------------------
500-519    3.02      .     15.01     .       15.01    N/A           15.01    0 %           15.01
520-539    4.46     1.00   84.99     5.000    0.49   11.50-11.99%    0.11    5.50- 5.99%    0.85
540-559    4.80                      5.125    0.08   12.00-12.49%    0.85    6.00- 6.49%    1.47
560-579    5.49                      5.250    0.10   12.50-12.99%    1.78    6.50- 6.99%    9.87
580-599    7.31                      5.625    0.13   13.00-13.49%    9.55    7.00- 7.49%    7.30
600-619   11.96                      5.990    0.05   13.50-13.99%    7.85    7.50- 7.99%   23.86
620-639   14.35                      6.000    0.12   14.00-14.49%   23.61    8.00- 8.49%    9.43
640-659   15.84                      6.125    0.09   14.50-14.99%    9.26    8.50- 8.99%   17.54
660-679   12.10                      6.250    0.09   15.00-15.49%   17.04    9.00- 9.49%    4.53
680-699    7.73                      6.410    0.10   15.50-15.99%    4.70    9.50- 9.99%    6.48
700-719    5.49                      6.500   83.09   16.00-16.49%    6.53   10.00-10.49%    1.44
720-739    3.14                      6.505    0.16   16.50-16.99%    1.35   10.50-10.99%    1.67
740-759    1.60                      6.625    0.05   17.00-17.49%    1.72   11.00-11.49%    0.45
760-779    1.85                      6.750    0.19   17.50-17.99%    0.47   11.50-11.99%    0.02
780-849    0.84                      7.380    0.08   18.00-18.49%    0.08   12.00-12.49%    0.03
                                     7.500    0.03   18.50-18.99%    0.03   13.50-13.99%    0.04
                                     7.750    0.05   20.00-20.49%    0.04
                                     8.365    0.06
                                   *MORE*     0.04

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an
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In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be
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contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN  PROJECT:  GSAMP 2002-HE ASOF 9/30/02  NOVEMBER 4, 2002 12:34 PAGE 0002
  SACHS   ALL       POOL 2
  LOGO]

LOANS   PRINCIPAL BALANCE   CURR WAC   ORIG WAM   AM WAM   ST WAM   OPP WAM   ST AGE
-----   -----------------   --------   --------   ------   ------   -------   ------
  885     $184,249,531.25      8.410     333.10   354.37   330.42     21.19     2.68

LOANS   1ST CAP   PER CAP   LIFE CA     MTR   MARGIN   SUB OLTV   COMB OLTV   FICO
-----   -------   -------   -------   -----   ------   --------   ---------   ----
  885     1.593     1.000    14.362   22.67    6.066      77.85       90.35    654

CURRENT RATE           PRINCIPAL BALANCE             ORIG TERM                REM TERM
--------------------   ---------------------------   ----------------------   ----------------------
 5.50- 5.99%    0.55   $0 - $25,000           0.03   121 - 180 MTHS   14.87   121 - 180 MTHS   14.87
 6.00- 6.49%    0.97   $25,000 - $50,000      0.64   181 - 240 MTHS    0.12   181 - 240 MTHS    0.12
 6.50- 6.99%    9.68   $50,000 - $100,000    11.61   301 - 360 MTHS   85.01   301 - 360 MTHS   85.01
 7.00- 7.49%    5.88   $100,000 - $150,000    9.29
 7.50- 7.99%   25.48   $150,000 - $200,000    6.40
 8.00- 8.49%   13.65   $200,000 - $250,000    4.62
 8.50- 8.99%   26.12   $250,001 - $275,000    3.26
 9.00- 9.49%    5.86   $275,001 - $350,000   21.70
 9.50- 9.99%    3.24   $350,001 - $450,000   23.58
10.00-10.49%    0.64   $450,001 - $550,000   12.79
10.50-10.99%    1.13   $550,001 - $650,000    4.93
11.00-11.49%    0.38   $650,001 - $750,000    1.14
11.50-11.99%    5.28
*MORE*          1.12

CURRENT RATE           AM WAM                   AGE              LIEN
--------------------   ----------------------   --------------   ------------
 5.50- 5.99%    0.55   MISSING           0.08     1       0.55    1     90.47
 6.00- 6.49%    0.97   121 - 180 MTHS    1.20     2      64.21    2      9.53
 6.50- 6.99%    9.68   181 - 240 MTHS    0.29     3       6.58
 7.00- 7.49%    5.88   241 - 300 MTHS    0.02     4      25.85
 7.50- 7.99%   25.48   301 - 360 MTHS   98.42     5       2.32
 8.00- 8.49%   13.65                              6       0.29
 8.50- 8.99%   26.12                              9       0.08
 9.00- 9.49%    5.86                             13-24    0.11
 9.50- 9.99%    3.24
10.00-10.49%    0.64
10.50-10.99%    1.13
11.00-11.49%    0.38
11.50-11.99%    5.28
*MORE*          1.12

GEOGRAPHY             CITY               ZIP              PROPERTY TYPE           OCCUPANCY            PURPOSE
-------------------   ----------------   --------------   ---------------------   ------------------   ----------------
CALIFORNIA    47.22   LOS ANGE    4.63   91307     0.83   SINGLE FAMILY   68.81   OWNER OCCU   95.29   PURCHASE   60.49
NEW YORK       8.67   CHICAGO     3.17   90265     0.73   PUD             16.23   NON-OWNER     4.02   CASHOUT    34.30
ILLINOIS       5.49   SAN JOSE    2.12   90066     0.73   2-4 FAMILY       9.74   SECOND HOM    0.68   RATE/TER    5.21
NEW JERSEY     4.66   BROOKLYN    1.64   90631     0.70   CONDO            5.16
FLORIDA        4.22   SAN DIEG    1.51   91344     0.68   MANUFACTURED     0.05
ARIZONA        3.74   SCOTTSDA    1.33   91356     0.67
TEXAS          3.33   LAS VEGA    1.02   94025     0.67
VIRGINIA       2.67   HUNTINGT    0.99   91325     0.64
MASSACHUSET    2.47   WEST HIL    0.87   90005     0.62
MARYLAND       2.39   OCEANSID    0.87   90046     0.57
GEORGIA        2.33   WOODLAND    0.82   95130     0.56
NEVADA         1.89   THOUSAND    0.82   11368     0.54
COLORADO       1.40   NORTHRID    0.80   93035     0.54
CONNECTICUT    1.24   PHOENIX     0.80   11743     0.53
*MORE*         8.28   *MORE*     78.59   *MORE*   90.99

GEOGRAPHY             DOC             SUB OLTV              COMB OLTV            PMI INSURANCEE
-------------------   -------------   ------------------    ------------------   ---------------------
CALIFORNIA    47.22   LIMIT   28.89   0.01-50.00   10.00    0.01-50.00    0.46                   78.62
NEW YORK       8.67   FULL    26.86   50.01-60.0    2.09    50.01-60.0    1.76   MORTGAGE GUAR    3.65
ILLINOIS       5.49   STATE   22.83   60.01-70.0    2.98    60.01-70.0    2.49   RADIAN GUARAN   17.38
NEW JERSEY     4.66   NO DO   16.42   70.01-75.0    5.57    70.01-75.0    5.05   REPUBLIC MORT    0.34
FLORIDA        4.22   ALT      5.00   75.01-80.0   35.98    75.01-80.0   12.79
ARIZONA        3.74                   80.01-85.0    5.41    80.01-85.0    5.41
TEXAS          3.33                   85.01-90.0   17.56    85.01-90.0   18.66
VIRGINIA       2.67                   90.01-95.0   18.19    90.01-95.0   21.07
MASSACHUSET    2.47                   97.01-100.    2.22    97.01-100.   32.29
MARYLAND       2.39
GEORGIA        2.33
NEVADA         1.89
COLORADO       1.40
CONNECTICUT    1.24
*MORE*         8.28

FICO             PREPAY ORIG TERM   AMORT                  MTR           MARGINS             1ST RATE CAP
--------------   ----------------   --------------------   -----------   -----------------   -------------
MISSING   0.03     0        24.49   2/28 LIBOR AR  44.03     .   53.06   MISSING     53.06     .     53.06
500-519   1.13    12        16.27   3/27 LIBOR AR   2.91    21    3.47   3.01-5.00    6.42    1.50   44.03
520-539   1.11    24        36.77   FIXED BALLOON  13.66    22   40.14   5.01-6.00   17.87    3.00    2.91
540-559   2.16    36        12.78   FIXED RATE     39.39    23    0.42   6.01-6.50    7.92
560-579   3.15    60         9.69                           33    0.57   6.51-7.00    7.96
580-599   5.89                                              34    2.34   7.01-7.50    3.32
600-619   8.51                                                           7.51-8.00    2.51
620-639  16.29                                                           8.01-8.50    0.75
640-659  18.60                                                           8.51-9.00    0.19
660-679  14.55
680-699  10.39
700-719   5.98
720-739   4.82
740-759   3.89
760-779   2.54
780-849   0.95

FICO             PER RATE CAP    LIFE ADJ CAP     LIFE MAX RATE          LIFE FLOOR
--------------   -------------   --------------   --------------------   --------------------
MISSING   0.03     .     53.06     .      53.06    N/A           53.06    0 %           53.06
500-519   1.13    1.00   46.94    5.375    0.17   12.00-12.49%    0.55    5.50- 5.99%    0.55
520-539   1.11                    5.875    0.17   12.50-12.99%    1.16    6.00- 6.49%    0.97
540-559   2.16                    6.000    0.57   13.00-13.49%    8.45    6.50- 6.99%    8.65
560-579   3.15                    6.450    0.21   13.50-13.99%    4.99    7.00- 7.49%    4.60
580-599   5.89                    6.500   45.47   14.00-14.49%   15.86    7.50- 7.99%   15.86
600-619   8.51                    6.625    0.36   14.50-14.99%    3.82    8.00- 8.49%    4.03
620-639  16.29                                    15.00-15.49%    6.78    8.50- 8.99%    6.95
640-659  18.60                                    15.50-15.99%    2.46    9.00- 9.49%    2.46
660-679  14.55                                    16.00-16.49%    2.09    9.50- 9.99%    2.09
680-699  10.39                                    16.50-16.99%    0.56   10.00-10.49%    0.56
700-719   5.98                                    17.00-17.49%    0.23   10.50-10.99%    0.23
720-739   4.82
740-759   3.89
760-779   2.54
780-849   0.95

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]                          12:38 MONDAY, NOVEMBER 4, 2002   1

                           GSAMP 2002-HE ASOF 9/30/02
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & CO.

PG   POOL CLASSIFICATION                    LOANS   PRINCIPAL BALANCE   CURR WAC
-----------------------------------------   -----   -----------------   --------
0001 FIRST ARIZONA , FIXED RATE               367      $60,867,978.67      8.597
0002 WMC           , ADJUSTABLE             1,566     $308,318,120.56      8.076
0003 WMC           , FIXED RATE               887      $76,078,103.71      9.622
-----------------------------------------   -----   -----------------   --------
*** TOTALS ***                              2,820     $445,264,202.94

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN  PROJECT:  GSAMP 2002-HE ASOF 9/30/02  NOVEMBER 4, 2002 12:38 PAGE 0001
  SACHS   ALL       FIRST ARIZONA
  LOGO]   ALL       FIXED RATE

LOANS   PRINCIPAL BALANCE   CURR WAC   ORIG WAM   AM WAM   ST WAM   OPP WAM   ST AGE
-----   -----------------   --------   --------   ------   ------   -------   ------
  367      $60,867,978.67      8.597     328.63   351.28   324.46     16.25     4.16

LOANS   1ST CAP   PER CAP   LIFE CA   MTR   MARGIN   SUB OLTV   COMB OLTV   FICO
-----   -------   -------   -------   ---   ------   --------   ---------   ----
  367    .         .         .         .     .          88.14       88.14    667

CURRENT RATE            PRINCIPAL BALANCE             ORIG TERM                REM TERM
--------------------    ---------------------------   ----------------------   ----------------------
 6.50- 6.99%    0.44    $25,000 - $50,000      0.65   121 - 180 MTHS   17.27   121 - 180 MTHS   17.27
 7.00- 7.49%    0.48    $50,000 - $100,000    12.72   181 - 240 MTHS    0.24   181 - 240 MTHS    0.24
 7.50- 7.99%    7.51    $100,000 - $150,000   18.95   301 - 360 MTHS   82.49   301 - 360 MTHS   82.49
 8.00- 8.49%   23.16    $150,000 - $200,000   16.99
 8.50- 8.99%   46.56    $200,000 - $250,000   15.00
 9.00- 9.49%   20.13    $250,001 - $275,000    6.45
 9.50- 9.99%    1.35    $275,001 - $350,000   16.19
10.00-10.49%    0.37    $350,001 - $450,000    8.93
                        $550,001 - $650,000    4.12

CURRENT RATE            AM WAM                   AGE             LIEN
--------------------    ----------------------   -------------   -------------
 6.50- 6.99%    0.44    MISSING           0.23    4      89.69   1      100.00
 7.00- 7.49%    0.48    121 - 180 MTHS    1.83    5       8.62
 7.50- 7.99%    7.51    181 - 240 MTHS    0.74    6       1.10
 8.00- 8.49%   23.16    241 - 300 MTHS    0.05    9       0.25
 8.50- 8.99%   46.56    301 - 360 MTHS   97.15   13-24    0.34
 9.00- 9.49%   20.13
 9.50- 9.99%    1.35
10.00-10.49%    0.37


GEOGRAPHY             CITY               ZIP              PROPERTY TYPE           OCCUPANCY            PURPOSE
-------------------   ----------------   --------------   ---------------------   ------------------   ----------------
ILLINOIS      16.84   CHICAGO     9.69   11368     1.63   SINGLE FAMILY   53.57   OWNER OCCU   93.98   PURCHASE   79.60
NEW YORK      14.57   BROOKLYN    4.98   60639     1.31   2-4 FAMILY      24.61   NON-OWNER     4.78   CASHOUT    16.39
NEW JERSEY    11.27   LAS VEGA    4.08   07011     1.21   PUD             17.46   SECOND HOM    1.24   RATE/TER    4.00
FLORIDA        8.57   PHOENIX     2.67   60647     1.18   CONDO            4.36
ARIZONA        8.47   CLIFTON     1.78   11221     1.10
NEVADA         4.84   NAPLES      1.58   11238     1.07
VIRGINIA       4.83   BRONX       1.52   20833     1.07
GEORGIA        4.69   SCOTTSDA    1.45   85219     1.06
MARYLAND       4.38   ATLANTA     1.21   10550     0.94
TEXAS          3.77   HOUSTON     1.10   11205     0.92
MASSACHUSET    2.52   EVANSTON    1.08   89147     0.91
CALIFORNIA     2.10   BROOKEVI    1.07   60659     0.91
CONNECTICUT    1.84   GOLD CAN    1.06   10469     0.78
SOUTH CAROL    1.80   CORONA      1.03   34104     0.74
*MORE*         9.52   *MORE*     65.71   *MORE*   85.17

GEOGRAPHY             DOC             SUB OLTV             COMB OLTV            PMI INSURANCEE
-------------------   -------------   ------------------   ------------------   ---------------------
ILLINOIS      16.84   NO DO   59.34   0.01-50.00    0.79   0.01-50.00    0.79                   24.21
NEW YORK      14.57   STATE   37.23   50.01-60.0    3.58   50.01-60.0    3.58   MORTGAGE GUAR   12.74
NEW JERSEY    11.27   FULL     3.43   60.01-70.0    4.18   60.01-70.0    4.18   RADIAN GUARAN   61.78
FLORIDA        8.57                   70.01-75.0    3.43   70.01-75.0    3.43   REPUBLIC MORT    1.26
ARIZONA        8.47                   75.01-80.0   12.23   75.01-80.0   12.23
NEVADA         4.84                   80.01-85.0    3.25   80.01-85.0    3.25
VIRGINIA       4.83                   85.01-90.0   18.81   85.01-90.0   18.81
GEORGIA        4.69                   90.01-95.0   52.68   90.01-95.0   52.68
MARYLAND       4.38                   97.01-100.    1.05   97.01-100.    1.05
TEXAS          3.77
MASSACHUSET    2.52
CALIFORNIA     2.10
CONNECTICUT    1.84
SOUTH CAROL    1.80
*MORE*         9.52

FICO             PREPAY ORIG TERM   AMORT                   MTR            MARGINS
--------------   ----------------   ---------------------   ------------   ----------------
MISSING   0.10     0        40.16   FIXED BALLOON   15.44    .    100.00   MISSING   100.00
580-599   2.19    12        34.98   FIXED RATE      84.56
600-619   3.22    36        11.92
620-639  18.53    60        12.94
640-659  23.06
660-679  23.31
680-699  12.64
700-719   6.34
720-739   3.32
740-759   2.98
760-779   3.49
780-849   0.82

FICO             1ST RATE CAP   PER RATE CAP   LIFE ADJ CAP   LIFE MAX RATE   LIFE FLOOR
--------------   ------------   ------------   ------------   -------------   -----------
MISSING   0.10    .    100.00    .    100.00    .    100.00   N/A   100.00    0%   100.00
580-599   2.19
600-619   3.22
620-639  18.53
640-659  23.06
660-679  23.31
680-699  12.64
700-719   6.34
720-739   3.32
740-759   2.98
760-779   3.49
780-849   0.82

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN  PROJECT:  GSAMP 2002-HE ASOF 9/30/02  NOVEMBER 4, 2002 12:38 PAGE 0002
  SACHS   ALL       WMC
  LOGO]   ALL       ADJUSTABLE

LOANS   PRINCIPAL BALANCE   CURR WAC   ORIG WAM   AM WAM   ST WAM   OPP WAM   ST AGE
-----   -----------------   --------   --------   ------   ------   -------   ------
1,566     $308,318,120.56      8.076     360.00   357.38   357.87     20.80     2.13

LOANS   1ST CAP   PER CAP   LIFE CA     MTR   MARGIN   SUB OLTV   COMB OLTV   FICO
-----   -------   -------   -------   -----   ------   --------   ---------   ----
1,566     1.587     1.000    14.566   22.55    6.218      83.26       91.49    636

CURRENT RATE           PRINCIPAL BALANCE             ORIG TERM                 REM TERM
--------------------   ---------------------------   -----------------------   -----------------------
 5.50- 5.99%    1.05   $25,000 - $50,000      0.47   301 - 360 MTHS   100.00   301 - 360 MTHS   100.00
 6.00- 6.49%    1.83   $50,000 - $100,000     6.41
 6.50- 6.99%   13.52   $100,000 - $150,000   13.49
 7.00- 7.49%    8.86   $150,000 - $200,000   16.00
 7.50- 7.99%   29.75   $200,000 - $250,000   18.55
 8.00- 8.49%   10.31   $250,001 - $275,000    9.21
 8.50- 8.99%   19.00   $275,001 - $350,000   16.01
 9.00- 9.49%    5.38   $350,001 - $450,000   11.16
 9.50- 9.99%    6.73   $450,001 - $550,000    6.69
10.00-10.49%    1.55   $550,001 - $650,000    1.55
10.50-10.99%    1.55   $650,001 - $750,000    0.46
11.00-11.49%    0.38
11.50-11.99%    0.02
*MORE*          0.06

CURRENT RATE           AM WAM                   AGE           LIEN
--------------------   ----------------------   -----------   -------------
 5.50- 5.99%    1.05   MISSING           0.02   1    0.56      1     100.00
 6.00- 6.49%    1.83   181 - 240 MTHS    0.04   2   87.09
 6.50- 6.99%   13.52   301 - 360 MTHS   99.93   3   11.75
 7.00- 7.49%    8.86                            4    0.40
 7.50- 7.99%   29.75                            5    0.12
 8.00- 8.49%   10.31                            6    0.08
 8.50- 8.99%   19.00
 9.00- 9.49%    5.38
 9.50- 9.99%    6.73
10.00-10.49%    1.55
10.50-10.99%    1.55
11.00-11.49%    0.38
11.50-11.99%    0.02
*MORE*          0.06

GEOGRAPHY             CITY               ZIP              PROPERTY TYPE           OCCUPANCY            PURPOSE
-------------------   ----------------   --------------   ---------------------   ------------------   ----------------
CALIFORNIA    57.32   LOS ANGE    4.55   93065     0.75   SINGLE FAMILY   71.62   OWNER OCCU   95.16   PURCHASE   58.54
TEXAS          3.90   SAN DIEG    2.48   94591     0.64   PUD             15.36   NON-OWNER     4.01   CASHOUT    36.15
NEW YORK       3.86   OXNARD      1.48   93033     0.64   CONDO            9.02   SECOND HOM    0.83   RATE/TER    5.32
ARIZONA        3.71   SIMI VAL    1.20   91342     0.60   2-4 FAMILY       3.88
FLORIDA        3.06   SAN JOSE    1.04   91307     0.51   MANUFACTURED     0.12
MICHIGAN       2.34   OCEANSID    0.95   92064     0.50
COLORADO       2.13   LAS VEGA    0.92   91335     0.49
GEORGIA        2.10   HUNTINGT    0.89   91344     0.49
VIRGINIA       2.04   VALLEJO     0.85   91384     0.48
PENNSYLVANI    1.88   SACRAMEN    0.81   91945     0.48
ILLINOIS       1.79   SCOTTSDA    0.79   93035     0.47
NEW JERSEY     1.75   CHICAGO     0.79   94585     0.46
NEVADA         1.71   RIVERSID    0.77   93063     0.45
TENNESSEE      1.51   WOODLAND    0.73   91356     0.41
*MORE*        10.89   *MORE*     81.76   *MORE*   92.62

GEOGRAPHY             DOC             SUB OLTV             COMB OLTV             PMI INSURANCEE
-------------------   -------------   -----------------    ------------------    --------------
CALIFORNIA    57.32   FULL    45.09   0.01-50.00    0.43   0.01-50.00    0.43            100.00
TEXAS          3.90   LIMIT   36.23   50.01-60.0    0.84   50.01-60.0    0.65
NEW YORK       3.86   STATE   13.39   60.01-70.0    3.12   60.01-70.0    2.79
ARIZONA        3.71   ALT      5.29   70.01-75.0    4.57   70.01-75.0    4.11
FLORIDA        3.06                   75.01-80.0   53.24   75.01-80.0   12.21
MICHIGAN       2.34                   80.01-85.0    7.82   80.01-85.0    7.89
COLORADO       2.13                   85.01-90.0   15.08   85.01-90.0   16.52
GEORGIA        2.10                   90.01-95.0    8.10   90.01-95.0   11.05
VIRGINIA       2.04                   95.01-97.0    0.17   95.01-97.0    0.22
PENNSYLVANI    1.88                   97.01-100.    6.63   97.01-100.   44.14
ILLINOIS       1.79
NEW JERSEY     1.75
NEVADA         1.71
TENNESSEE      1.51
*MORE*        10.89

FICO              PREPAY ORIG TERM   AMORT                   MTR           MARGINS             1ST RATE CAP
---------------   ----------------   ---------------------   -----------   -----------------   --------------
500-519    3.13     0        14.30   2/28 LIBOR AR   94.02     4    0.13    3.01-5.00  13.06     1.00    0.13
520-539    3.97    12         4.22   3/27 LIBOR AR    5.85    18    0.08    5.01-6.00  31.89     1.50   94.02
540-559    4.86    24        75.63   6 MO LIBOR       0.13    19    0.12    6.01-6.50  19.42     3.00    5.85
560-579    5.51    36         5.71                            20    0.40    6.51-7.00  15.74
580-599    8.02    60         0.14                            21   10.79    7.01-7.50   8.61
600-619   11.42                                               22   82.08    7.51-8.00   9.13
620-639   14.19                                               23    0.56    8.01-8.50   1.54
640-659   16.03                                               33    0.96    8.51-9.00   0.42
660-679   10.73                                               34    4.89    9.01-9.50   0.07
680-699    7.90                                                             9.51-10.0   0.09
700-719    5.65                                                            10.01-10.5   0.03
720-739    3.56
740-759    2.44
760-779    1.89
780-849    0.70





FICO              PER RATE CAP    LIFE ADJ CAP      LIFE MAX RATE           LIFE FLOOR
---------------   -------------   ---------------   --------------------    --------------------
500-519    3.13   1.00   100.00     5.000    0.41   11.50-11.99%     0.09    5.50- 5.99%    1.05
520-539    3.97                     5.125    0.07   12.00-12.49%     1.05    6.00- 6.49%    1.83
540-559    4.86                     5.250    0.08   12.50-12.99%     2.20    6.50- 6.99%   13.52
560-579    5.51                     5.375    0.10   13.00-13.49%    13.14    7.00- 7.49%    8.93
580-599    8.02                     5.625    0.11   13.50-13.99%     9.63    7.50- 7.99%   29.68
600-619   11.42                     5.875    0.10   14.00-14.49%    29.47    8.00- 8.49%   10.39
620-639   14.19                     5.990    0.04   14.50-14.99%    10.12    8.50- 8.99%   19.00
640-659   16.03                     6.000    0.44   15.00-15.49%    18.48    9.00- 9.49%    5.30
660-679   10.73                     6.125    0.07   15.50-15.99%     5.44    9.50- 9.99%    6.73
680-699    7.90                     6.250    0.08   16.00-16.49%     6.77   10.00-10.49%    1.55
700-719    5.65                     6.410    0.08   16.50-16.99%     1.48   10.50-10.99%    1.55
720-739    3.56                     6.450    0.12   17.00-17.49%     1.59   11.00-11.49%    0.38
740-759    2.44                     6.500   97.51   17.50-17.99%     0.40   11.50-11.99%    0.02
760-779    1.89                     6.505    0.14   18.00-18.49%     0.07   12.00-12.49%    0.02
780-849    0.70                     6.625    0.26   18.50-18.99%     0.02   13.50-13.99%    0.04
                                    6.750    0.16   20.00-20.49%     0.04
                                    7.380    0.06
                                    7.500    0.02
                                  *MORE*     0.13

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN  PROJECT:  GSAMP 2002-HE ASOF 9/30/02  NOVEMBER 4, 2002 12:38 PAGE 0003
  SACHS   ALL       WMC
  LOGO]   ALL       FIXED RATE

LOANS   PRINCIPAL BALANCE   CURR WAC   ORIG WAM   AM WAM   ST WAM   OPP WAM   ST AGE
-----   -----------------   --------   --------   ------   ------   -------   ------
  887      $76,078,103.71      9.622     273.60   349.60   271.45     30.77     2.16

LOANS   1ST CAP   PER CAP   LIFE CA   MTR   MARGIN   SUB OLTV   COMB OLTV   FICO
-----   -------   -------   -------   ---   ------   --------   ---------   ----
  887    .         .         .         .     .          52.88       89.92    651

CURRENT RATE           PRINCIPAL BALANCE             ORIG TERM                REM TERM
--------------------   ---------------------------   ----------------------   ----------------------
 6.50- 6.99%    6.06   $0 - $25,000           1.85   121 - 180 MTHS   47.93   121 - 180 MTHS   47.93
 7.00- 7.49%    8.73   $25,000 - $50,000     13.57   181 - 240 MTHS    0.10   181 - 240 MTHS    0.10
 7.50- 7.99%   22.10   $50,000 - $100,000    29.86   301 - 360 MTHS   51.97   301 - 360 MTHS   51.97
 8.00- 8.49%    4.78   $100,000 - $150,000   15.89
 8.50- 8.99%    9.17   $150,000 - $200,000    9.39
 9.00- 9.49%    1.93   $200,000 - $250,000    7.40
 9.50- 9.99%    6.47   $250,001 - $275,000    3.42
10.00-10.49%    1.82   $275,001 - $350,000    4.83
10.50-10.99%    4.16   $350,001 - $450,000    6.66
11.00-11.49%    2.53   $450,001 - $550,000    3.88
11.50-11.99%   23.09   $550,001 - $650,000    2.38
12.00-12.49%    2.34   $650,001 - $750,000    0.89
12.50-12.99%    2.61
*MORE*          4.20

CURRENT RATE           AM WAM                   AGE           LIEN
--------------------   ---------------------    -----------   ------------
 6.50- 6.99%    6.06   121 - 180 MTHS    4.01   1      0.38   1      55.78
 7.00- 7.49%    8.73   181 - 240 MTHS    0.10   2     86.33   2      44.22
 7.50- 7.99%   22.10   241 - 300 MTHS    0.14   3     12.06
 8.00- 8.49%    4.78   301 - 360 MTHS   95.75   4      0.64
 8.50- 8.99%    9.17                            5      0.21
 9.00- 9.49%    1.93                            6      0.18
 9.50- 9.99%    6.47                            9      0.19
10.00-10.49%    1.82
10.50-10.99%    4.16
11.00-11.49%    2.53
11.50-11.99%   23.09
12.00-12.49%    2.34
12.50-12.99%    2.61
*MORE*          4.20

GEOGRAPHY             CITY               ZIP              PROPERTY TYPE           OCCUPANCY            PURPOSE
-------------------   ----------------   --------------   ---------------------   ------------------   ----------------
CALIFORNIA    55.56   LOS ANGE    5.38   93422     1.06   SINGLE FAMILY   73.66   OWNER OCCU   94.84   PURCHASE   52.23
NEW YORK       6.55   SAN JOSE    1.30   91307     1.04   PUD             11.56   NON-OWNER     4.63   CASHOUT    41.04
MASSACHUSET    4.31   OXNARD      1.21   90631     1.03   CONDO            7.34   SECOND HOM    0.53   RATE/TER    6.73
TEXAS          3.21   WEST HIL    1.13   91335     0.91   2-4 FAMILY       7.22
ARIZONA        3.06   OCEANSID    1.13   90027     0.89   MANUFACTURED     0.22
FLORIDA        2.65   ATASCADE    1.06   90056     0.84
OHIO           2.60   STATEN I    1.05   02130     0.79
PENNSYLVANI    1.90   LA HABRA    1.03   10502     0.74
VIRGINIA       1.86   RIVERSID    0.96   94703     0.67
TENNESSEE      1.73   SAN DIEG    0.88   92020     0.66
NEW JERSEY     1.59   HOUSTON     0.86   92782     0.66
LOUISIANA      1.56   JAMAICA     0.79   94086     0.65
COLORADO       1.53   EL CAJON    0.78   91342     0.65
GEORGIA        1.37   TUSTIN      0.76   94583     0.64
*MORE*        10.51   *MORE*     81.69   *MORE*   88.77

GEOGRAPHY             DOC             SUB OLTV             COMB OLTV            PMI INSURANCEE
-------------------   -------------   ------------------   ------------------   --------------
CALIFORNIA    55.56   FULL    40.35   0.01-50.00   45.24   0.01-50.00    1.01           100.00
NEW YORK       6.55   LIMIT   39.38   50.01-60.0    2.27   50.01-60.0    2.27
MASSACHUSET    4.31   STATE   14.17   60.01-70.0    6.73   60.01-70.0    6.73
TEXAS          3.21   ALT      6.11   70.01-75.0    7.80   70.01-75.0    7.38
ARIZONA        3.06                   75.01-80.0   19.96   75.01-80.0   11.34
FLORIDA        2.65                   80.01-85.0    4.01   80.01-85.0    4.05
OHIO           2.60                   85.01-90.0    6.61   85.01-90.0    7.57
PENNSYLVANI    1.90                   90.01-95.0    3.40   90.01-95.0    7.68
VIRGINIA       1.86                   97.01-100.    3.98   95.01-97.0    0.04
TENNESSEE      1.73                                        97.01-100.   51.92
NEW JERSEY     1.59
LOUISIANA      1.56
COLORADO       1.53
GEORGIA        1.37
*MORE*        10.51

FICO              PREPAY ORIG TERM   AMORT                   MTR            MARGINS
---------------   ----------------   ---------------------   ------------   ----------------
500-519    0.40     0        16.91   FIXED BALLOON   43.92    .    100.00   MISSING   100.00
520-539    1.92    12         8.16   FIXED RATE      56.08
540-559    2.01    24        23.52
560-579    4.14    36        27.94
580-599    5.09    60        23.47
600-619   12.80
620-639   16.37
640-659   15.96
660-679   14.62
680-699    9.58
700-719    5.37
720-739    5.35
740-759    2.62
760-779    2.04
780-849    1.72

FICO              1ST RATE CAP    PER RATE CAP    LIFE ADJ CAP   LIFE MAX RATE   LIFE FLOOR
---------------   ------------    ------------    ------------   -------------   ---------------
500-519    0.40    .    100.00     .    100.00     .    100.00   N/A    100.00   0%       100.00
520-539    1.92
540-559    2.01
560-579    4.14
580-599    5.09
600-619   12.80
620-639   16.37
640-659   15.96
660-679   14.62
680-699    9.58
700-719    5.37
720-739    5.35
740-759    2.62
760-779    2.04
780-849    1.72

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


[GOLDMAN SACHS LOGO]

                                GSAMP 2002-HE ASOF 9/30/02                                       12:38 MONDAY, NOVEMBER 4, 2002   1
                                 PORTFOLIO SUMMARY REPORT
                             PREPARED BY GOLDMAN, SACHS & CO.

-----------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                                                       LOANS      PRINCIPAL BALANCE      CURR WAC
-----------------------------------------------------------------------------------------------------------------------------------
0001 FIRST ARIZONA                                                               367       $60,867,978.67        8.597
0002 WMC                                                                       2,453      $384,396,224.27        8.382
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                                 2,820      $445,264,202.94
-----------------------------------------------------------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS]

PROJECT:    GSAMP 2002-HE ASOF 9/30/02       NOVEMBER 4, 2002  12:38  PAGE 0001
ALL         FIRST ARIZONA

---------------------------------------------------------------------------------------------------------------------------------
LOANS    PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
---------------------------------------------------------------------------------------------------------------------------------
367      $60,867,978.67       8.597       328.63       351.28     324.46    16.25       4.16      .         .         .
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
---------------------------------------------------------------
LOANS      MTR     MARGIN     SUB OLTV    COMB OLTV      FICO
---------------------------------------------------------------
367         .       .         88.14       88.14          667
---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                PRINCIPAL BALANCE                    ORIG TERM                   REM TERM
------------------------------------------------------------------------------------------------------------------------------
 6.50- 6.99%        0.44    $25,000 - $50,000             0.65   121 - 180 MTHS      17.27   121 - 180 MTHS    17.27
 7.00- 7.49%        0.48    $50,000 - $100,000           12.72   181 - 240 MTHS       0.24   181 - 240 MTHS     0.24
 7.50- 7.99%        7.51    $100,000 - $150,000          18.95   301 - 360 MTHS      82.49   301 - 360 MTHS    82.49
 8.00- 8.49%       23.16    $150,000 - $200,000          16.99
 8.50- 8.99%       46.56    $200,000 - $250,000          15.00
 9.00- 9.49%       20.13    $250,001 - $275,000           6.45
 9.50- 9.99%        1.35    $275,001 - $350,000          16.19
10.00-10.49%        0.37    $350,001 - $450,000           8.93
                            $550,001 - $650,000           4.12
-----------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------------------------
CURRENT RATE                AM WAM                      AGE               LIEN
------------------------------------------------------------------------------------------------
 6.50- 6.99%        0.44    MISSING            0.23     4        89.69    1            100.00
 7.00- 7.49%        0.48    121 - 180 MTHS     1.83     5         8.62
 7.50- 7.99%        7.51    181 - 240 MTHS     0.74     6         1.10
 8.00- 8.49%       23.16    241 - 300 MTHS     0.05     9         0.25
 8.50- 8.99%       46.56    301 - 360 MTHS    97.15    13-24      0.34
 9.00- 9.49%       20.13
 9.50- 9.99%        1.35
10.00-10.49%        0.37
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP            PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS     16.84   CHICAGO    9.69   11368   1.63   SINGLE FAMILY  53.57   OWNER OCCU  93.98   PURCHASE  79.60   NO DO  59.34
NEW YORK     14.57   BROOKLYN   4.98   60639   1.31   2-4 FAMILY     24.61   NON-OWNER    4.78   CASHOUT   16.39   STATE  37.23
NEW JERSEY   11.27   LAS VEGA   4.08   07011   1.21   PUD            17.46   SECOND HOM   1.24   RATE/TER   4.00   FULL    3.43
FLORIDA       8.57   PHOENIX    2.67   60647   1.18   CONDO           4.36
ARIZONA       8.47   CLIFTON    1.78   11221   1.10
NEVADA        4.84   NAPLES     1.58   11238   1.07
VIRGINIA      4.83   BRONX      1.52   20833   1.07
GEORGIA       4.69   SCOTTSDA   1.45   85219   1.06
MARYLAND      4.38   ATLANTA    1.21   10550   0.94
TEXAS         3.77   HOUSTON    1.10   11205   0.92
MASSACHUSET   2.52   EVANSTON   1.08   89147   0.91
CALIFORNIA    2.10   BROOKEVI   1.07   60659   0.91
CONNECTICUT   1.84   GOLD CAN   1.06   10469   0.78
SOUTH CAROL   1.80   CORONA     1.03   34104   0.74
*MORE*        9.52   *MORE*    65.71   *MORE* 85.17
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTNUED)
------------------------------------------------------------------------------------------
GEOGRAPHY            SUB OLTV             COMB OLTV           PMI INSURANCEE
------------------------------------------------------------------------------------------
ILLINOIS     16.84   0.01-50.00   0.79    0.01-50.00   0.79                  24.21
NEW YORK     14.57   50.01-60.0   3.58    50.01-60.0   3.58   MORTGAGE GUAR  12.74
NEW JERSEY   11.27   60.01-70.0   4.18    60.01-70.0   4.18   RADIAN GUARAN  61.78
FLORIDA       8.57   70.01-75.0   3.43    70.01-75.0   3.43   REPUBLIC MORT   1.26
ARIZONA       8.47   75.01-80.0  12.23    75.01-80.0  12.23
NEVADA        4.84   80.01-85.0   3.25    80.01-85.0   3.25
VIRGINIA      4.83   85.01-90.0  18.81    85.01-90.0  18.81
GEORGIA       4.69   90.01-95.0  52.68    90.01-95.0  52.68
MARYLAND      4.38   97.01-100.   1.05    97.01-100.   1.05
TEXAS         3.77
MASSACHUSET   2.52
CALIFORNIA    2.10
CONNECTICUT   1.84
SOUTH CAROL   1.80
*MORE*        9.52
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO              PREPAY ORIG TERM     AMORT                   MTR              MARGINS               1ST RATE CAP    PER RATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
MISSING   0.10     0        40.16      FIXED BALLOON  15.44     .      100.00   MISSING     100.00     .   100.00      .     100.00
580-599   2.19    12        34.98      FIXED RATE     84.56
600-619   3.22    36        11.92
620-639  18.53    60        12.94
640-659  23.06
660-679  23.31
680-699  12.64
700-719   6.34
720-739   3.32
740-759   2.98
760-779   3.49
780-849   0.82
-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------
 FICO             LIFE ADJ CAP      LIFE MAX RATE          LIFE FLOOR
------------------------------------------------------------------------------
MISSING   0.10     .       100.00   N/A          100.00    0 %          100.00
580-599   2.19
600-619   3.22
620-639  18.53
640-659  23.06
660-679  23.31
680-699  12.64
700-719   6.34
720-739   3.32
740-759   2.98
760-779   3.49
780-849   0.82
------------------------------------------------------------------------------


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS]

PROJECT:    GSAMP 2002-HE ASOF 9/30/02       NOVEMBER 4, 2002  12:38  PAGE 0002
ALL         WMC

---------------------------------------------------------------------------------------------------------------------------------
LOANS    PRINCIPAL BALANCE    CURR WAC    ORIG WAM     AM WAM     ST WAM    OPP WAM     ST AGE   1ST CAP   PER CAP   LIFE CA
---------------------------------------------------------------------------------------------------------------------------------
2,453    $384,396,224.27      8.382       342.90       355.84     340.77    22.77       2.13     1.587     1.000     14.566
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
---------------------------------------------------------------
LOANS      MTR     MARGIN     SUB OLTV    COMB OLTV      FICO
---------------------------------------------------------------
2,453      22.55   6.218      77.25       91.18          639
---------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
CURRENT RATE                PRINCIPAL BALANCE                    ORIG TERM                   REM TERM
------------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%        0.84    $0 - $25,000                  0.37   121 - 180 MTHS       9.49   121 - 180 MTHS     9.49
 6.00- 6.49%        1.47    $25,000 - $50,000             3.06   181 - 240 MTHS       0.02   181 - 240 MTHS     0.02
 6.50- 6.99%       12.05    $50,000 - $100,000           11.05   301 - 360 MTHS      90.49   301 - 360 MTHS    90.49
 7.00- 7.49%        8.83    $100,000 - $150,000          13.97
 7.50- 7.99%       28.24    $150,000 - $200,000          14.69
 8.00- 8.49%        9.22    $200,000 - $250,000          16.34
 8.50- 8.99%       17.05    $250,001 - $275,000           8.07
 9.00- 9.49%        4.70    $275,001 - $350,000          13.79
 9.50- 9.99%        6.68    $350,001 - $450,000          10.27
10.00-10.49%        1.61    $450,001 - $550,000           6.13
10.50-10.99%        2.07    $550,001 - $650,000           1.71
11.00-11.49%        0.80    $650,001 - $750,000           0.54
11.50-11.99%        4.59
*MORE*              1.86
------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------------------------------
CURRENT RATE                AM WAM                      AGE               LIEN
------------------------------------------------------------------------------------------------
 5.50- 5.99%        0.84    MISSING            0.02     1         0.53    1             91.25
 6.00- 6.49%        1.47    121 - 180 MTHS     0.79     2        86.94    2              8.75
 6.50- 6.99%       12.05    181 - 240 MTHS     0.05     3        11.81
 7.00- 7.49%        8.83    241 - 300 MTHS     0.03     4         0.44
 7.50- 7.99%       28.24    301 - 360 MTHS    99.10     5         0.14
 8.00- 8.49%        9.22                                6         0.10
 8.50- 8.99%       17.05                                9         0.04
 9.00- 9.49%        4.70
 9.50- 9.99%        6.68
10.00-10.49%        1.61
10.50-10.99%        2.07
11.00-11.49%        0.80
11.50-11.99%        4.59
*MORE*              1.86
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY            CITY              ZIP            PROPERTY TYPE          OCCUPANCY           PURPOSE           DOC
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   56.97   LOS ANGE   4.71   93065   0.67   SINGLE FAMILY  72.03   OWNER OCCU  95.10   PURCHASE  57.29   FULL   44.15
NEW YORK      4.39   SAN DIEG   2.17   91307   0.62   PUD            14.61   NON-OWNER    4.13   CASHOUT   37.12   LIMIT  36.85
TEXAS         3.77   OXNARD     1.43   93033   0.61   CONDO           8.69   SECOND HOM   0.77   RATE/TER   5.60   STATE  13.54
ARIZONA       3.58   SAN JOSE   1.09   91342   0.61   2-4 FAMILY      4.54                                         ALT     5.45
FLORIDA       2.98   SIMI VAL   1.08   91335   0.58   MANUFACTURED    0.14
MICHIGAN      2.13   OCEANSID   0.98   94591   0.55
MASSACHUSET   2.01   LAS VEGA   0.85   91344   0.50
COLORADO      2.01   RIVERSID   0.81   92064   0.45
VIRGINIA      2.00   HUNTINGT   0.77   93035   0.45
GEORGIA       1.96   SCOTTSDA   0.74   91384   0.44
PENNSYLVANI   1.88   VALLEJO    0.74   91945   0.42
NEW JERSEY    1.72   SACRAMEN   0.73   90066   0.41
ILLINOIS      1.59   HOUSTON    0.73   93063   0.41
NEVADA        1.56   CHICAGO    0.70   90631   0.38
*MORE*       11.45   *MORE*    82.48   *MORE* 92.91
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTNUED)
------------------------------------------------------------------------------------------
GEOGRAPHY            SUB OLTV             COMB OLTV           PMI INSURANCEE
------------------------------------------------------------------------------------------
CALIFORNIA   56.97   0.01-50.00   9.29    0.01-50.00   0.54                 100.00
NEW YORK      4.39   50.01-60.0   1.13    50.01-60.0   0.97
TEXAS         3.77   60.01-70.0   3.83    60.01-70.0   3.57
ARIZONA       3.58   70.01-75.0   5.21    70.01-75.0   4.76
FLORIDA       2.98   75.01-80.0  46.65    75.01-80.0  12.04
MICHIGAN      2.13   80.01-85.0   7.06    80.01-85.0   7.13
MASSACHUSET   2.01   85.01-90.0  13.40    85.01-90.0  14.75
COLORADO      2.01   90.01-95.0   7.17    90.01-95.0  10.38
VIRGINIA      2.00   95.01-97.0   0.14    95.01-97.0   0.19
GEORGIA       1.96   97.01-100.   6.10    97.01-100.  45.68
PENNSYLVANI   1.88
NEW JERSEY    1.72
ILLINOIS      1.59
NEVADA        1.56
*MORE*       11.45
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FICO              PREPAY ORIG TERM    AMORT                   MTR              MARGINS               1ST RATE CAP    PER RATE CAP
-----------------------------------------------------------------------------------------------------------------------------------
500-519   2.59     0        14.82     2/28 LIBOR AR  75.42     .       19.79    MISSING    19.79      .    19.79      .    19.79
520-539   3.56    12         5.00     3/27 LIBOR AR   4.69     4        0.10    3.01-5.00  10.47     1.00   0.10     1.00  80.21
540-559   4.29    24        65.32     6 MO LIBOR      0.10    18        0.07    5.01-6.00  25.58     1.50  75.42
560-579   5.24    36        10.11     FIXED BALLOON   8.69    19        0.09    6.01-6.50  15.58     3.00   4.69
580-599   7.44    60         4.76     FIXED RATE     11.10    20        0.32    6.51-7.00  12.63
600-619  11.69                                                21        8.65    7.01-7.50   6.90
620-639  14.62                                                22       65.84    7.51-8.00   7.33
640-659  16.02                                                23        0.45    8.01-8.50   1.24
660-679  11.50                                                33        0.77    8.51-9.00   0.34
680-699   8.23                                                34        3.92    9.01-9.50   0.06
700-719   5.59                                                                  9.51-10.0   0.07
720-739   3.92                                                                 10.01-10.5   0.02
740-759   2.48
760-779   1.92
780-849   0.90




-----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-------------------------------------------------------------------------------
FICO              LIFE ADJ CAP      LIFE MAX RATE          LIFE FLOOR
-------------------------------------------------------------------------------
500-519   2.59     .        19.79   N/A            19.79    0 %           19.79
520-539   3.56    5.000      0.33   11.50-11.99%    0.08    5.50- 5.99%    0.84
540-559   4.29    5.125      0.06   12.00-12.49%    0.84    6.00- 6.49%    1.47
560-579   5.24    5.250      0.07   12.50-12.99%    1.77    6.50- 6.99%   10.85
580-599   7.44    5.375      0.08   13.00-13.49%   10.54    7.00- 7.49%    7.16
600-619  11.69    5.625      0.09   13.50-13.99%    7.72    7.50- 7.99%   23.81
620-639  14.62    5.875      0.08   14.00-14.49%   23.63    8.00- 8.49%    8.33
640-659  16.02    5.990      0.03   14.50-14.99%    8.12    8.50- 8.99%   15.24
660-679  11.50    6.000      0.35   15.00-15.49%   14.82    9.00- 9.49%    4.25
680-699   8.23    6.125      0.06   15.50-15.99%    4.37    9.50- 9.99%    5.40
700-719   5.59    6.250      0.06   16.00-16.49%    5.43   10.00-10.49%    1.25
720-739   3.92    6.410      0.07   16.50-16.99%    1.19   10.50-10.99%    1.25
740-759   2.48    6.450      0.10   17.00-17.49%    1.28   11.00-11.49%    0.30
760-779   1.92    6.500     78.21   17.50-17.99%    0.32   11.50-11.99%    0.02
780-849   0.90    6.505      0.11   18.00-18.49%    0.06   12.00-12.49%    0.02
                  6.625      0.20   18.50-18.99%    0.02   13.50-13.99%    0.03
                  6.750      0.13   20.00-20.49%    0.03
                  7.380      0.05
                  *MORE*     0.12
-------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]                          18:12 FRIDAY, NOVEMBER 1, 2002   1

                           GSAMP 2002-HE ASOF 9/30/02
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & CO.

PG   POOL CLASSIFICATION                    LOANS   PRINCIPAL BALANCE   CURR WAC
-----------------------------------------   -----   -----------------   --------
0001 ALL                                    2,820     $445,264,202.94      8.411
*** TOTALS ***                              2,820     $445,264,202.94

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN  PROJECT:  GSAMP 2002-HE ASOF 9/30/02  NOVEMBER 1, 2002 18:12 PAGE 0001
  SACHS   ALL       ALL
  LOGO]

LOANS   PRINCIPAL BALANCE   CURR WAC   ORIG WAM   AM WAM   ST WAM   OPP WAM   ST AGE
-----   -----------------   --------   --------   ------   ------   -------   ------
2,820     $445,264,202.94      8.411     340.95   355.22   338.54     21.88     2.41

LOANS   1ST CAP   PER CAP   LIFE CA     MTR   MARGIN   SUB OLTV   COMB OLTV   FICO
-----   -------   -------   -------     ---   ------   --------   ---------   ----
2,820     1.587     1.000    14.566   22.55    6.218      78.74       90.76    643

CURRENT RATE           PRINCIPAL BALANCE             ORIG TERM                REM TERM
--------------------   ---------------------------   ----------------------   ----------------------
 5.50- 5.99%    0.73   $0 - $25,000           0.32   121 - 180 MTHS   10.55   121 - 180 MTHS   10.55
 6.00- 6.49%    1.27   $25,000 - $50,000      2.73   181 - 240 MTHS    0.05   181 - 240 MTHS    0.05
 6.50- 6.99%   10.46   $50,000 - $100,000    11.28   301 - 360 MTHS   89.40   301 - 360 MTHS   89.40
 7.00- 7.49%    7.69   $100,000 - $150,000   14.65
 7.50- 7.99%   25.41   $150,000 - $200,000   15.01
 8.00- 8.49%   11.12   $200,000 - $250,000   16.16
 8.50- 8.99%   21.09   $250,001 - $275,000    7.84
 9.00- 9.49%    6.81   $275,001 - $350,000   14.12
 9.50- 9.99%    5.95   $350,001 - $450,000   10.08
10.00-10.49%    1.44   $450,001 - $550,000    5.29
10.50-10.99%    1.79   $550,001 - $650,000    2.04
11.00-11.49%    0.69   $650,001 - $750,000    0.47
11.50-11.99%    3.96
*MORE*          1.61

CURRENT RATE           AM WAM                   AGE             LIEN
--------------------   ----------------------   -------------   ------------
 5.50- 5.99%    0.73   MISSING           0.05    1       0.46   1      92.44
 6.00- 6.49%    1.27   121 - 180 MTHS    0.94    2      75.06   2       7.56
 6.50- 6.99%   10.46   181 - 240 MTHS    0.15    3      10.20
 7.00- 7.49%    7.69   241 - 300 MTHS    0.03    4      12.64
 7.50- 7.99%   25.41   301 - 360 MTHS   98.84    5       1.30
 8.00- 8.49%   11.12                             6       0.24
 8.50- 8.99%   21.09                             9       0.07
 9.00- 9.49%    6.81                            13-24    0.05
 9.50- 9.99%    5.95
10.00-10.49%    1.44
10.50-10.99%    1.79
11.00-11.49%    0.69
11.50-11.99%    3.96
*MORE*          1.61

GEOGRAPHY             CITY               ZIP              PROPERTY TYPE           OCCUPANCY            PURPOSE
-------------------   ----------------   --------------   ---------------------   ------------------   ----------------
CALIFORNIA    49.47   LOS ANGE    4.09   93065     0.58   SINGLE FAMILY   69.50   OWNER OCCU   94.94   PURCHASE   60.34
NEW YORK       5.78   CHICAGO     1.92   91307     0.53   PUD             15.00   NON-OWNER     4.22   CASHOUT    34.28
ARIZONA        4.25   SAN DIEG    1.87   93033     0.53   CONDO            8.09   SECOND HOM    0.83   RATE/TER    5.38
TEXAS          3.77   LAS VEGA    1.30   91342     0.53   2-4 FAMILY       7.28
FLORIDA        3.74   OXNARD      1.23   91335     0.50   MANUFACTURED     0.12
ILLINOIS       3.67   BROOKLYN    0.98   94591     0.47
NEW JERSEY     3.03   SAN JOSE    0.94   91344     0.43
VIRGINIA       2.39   PHOENIX     0.94   92064     0.39
GEORGIA        2.33   SIMI VAL    0.93   93035     0.39
MASSACHUSET    2.08   OCEANSID    0.85   91384     0.38
NEVADA         2.01   SCOTTSDA    0.84   91945     0.36
MICHIGAN       1.99   HOUSTON     0.78   90066     0.35
COLORADO       1.90   RIVERSID    0.72   93063     0.35
PENNSYLVANI    1.64   HUNTINGT    0.67   90631     0.33
*MORE*        11.95   *MORE*     81.94   *MORE*   93.88

GEOGRAPHY             DOC             SUB OLTV             COMB OLTV            PMI INSURANCEE
-------------------   -------------   ------------------   ------------------   ---------------------
CALIFORNIA    49.47   FULL    38.58   0.01-50.00    8.13   0.01-50.00    0.58                   89.64
NEW YORK       5.78   LIMIT   31.82   50.01-60.0    1.46   50.01-60.0    1.33   MORTGAGE GUAR    1.74
ARIZONA        4.25   STATE   16.78   60.01-70.0    3.88   60.01-70.0    3.65   RADIAN GUARAN    8.45
TEXAS          3.77   NO DO    8.11   70.01-75.0    4.97   70.01-75.0    4.58   REPUBLIC MORT    0.17
FLORIDA        3.74   ALT      4.71   75.01-80.0   41.95   75.01-80.0   12.06
ILLINOIS       3.67                   80.01-85.0    6.54   80.01-85.0    6.60
NEW JERSEY     3.03                   85.01-90.0   14.14   85.01-90.0   15.30
VIRGINIA       2.39                   90.01-95.0   13.39   90.01-95.0   16.16
GEORGIA        2.33                   95.01-97.0    0.12   95.01-97.0    0.16
MASSACHUSET    2.08                   97.01-100.    5.41   97.01-100.   39.58
NEVADA         2.01
MICHIGAN       1.99
COLORADO       1.90
PENNSYLVANI    1.64
*MORE*        11.95

FICO             PREPAY ORIG TERM   AMORT                   MTR           MARGINS             1ST RATE CAP
--------------   ----------------   ---------------------   -----------   -----------------   ------------
MISSING   0.01     0        18.28   2/28 LIBOR AR   65.11     .   30.76   MISSING     30.76    .     30.76
500-519   2.24    12         9.10   3/27 LIBOR AR    4.05     4    0.09    3.01-5.00   9.04   1.00    0.09
520-539   3.07    24        56.39   6 MO LIBOR       0.09    18    0.06    5.01-6.00  22.08   1.50   65.11
540-559   3.71    36        10.36   FIXED BALLOON    9.61    19    0.08    6.01-6.50  13.45   3.00    4.05
560-579   4.52    60         5.88   FIXED RATE      21.14    20    0.27    6.51-7.00  10.90
580-599   6.72                                               21    7.47    7.01-7.50   5.96
600-619  10.53                                               22   56.84    7.51-8.00   6.32
620-639  15.15                                               23    0.39    8.01-8.50   1.07
640-659  16.98                                               33    0.67    8.51-9.00   0.29
660-679  13.12                                               34    3.38    9.01-9.50   0.05
680-699   8.83                                                             9.51-10.0   0.06
700-719   5.70                                                            10.01-10.5   0.02
720-739   3.84
740-759   2.55
760-779   2.14
780-849   0.89




FICO             PER RATE CAP   LIFE ADJ CAP     LIFE MAX RATE          DEAL
--------------   ------------   --------------   --------------------   ---------------------
MISSING   0.01    .     30.76    .       30.76   N/A            30.76   FIRST ARIZONA   13.67
500-519   2.24   1.00   69.24   5.000     0.29   11.50-11.99%    0.07   WMC SEP PRODU   86.33
520-539   3.07                  5.125     0.05   12.00-12.49%    0.73
540-559   3.71                  5.250     0.06   12.50-12.99%    1.53
560-579   4.52                  5.375     0.07   13.00-13.49%    9.10
580-599   6.72                  5.625     0.08   13.50-13.99%    6.67
600-619  10.53                  5.875     0.07   14.00-14.49%   20.40
620-639  15.15                  5.990     0.03   14.50-14.99%    7.01
640-659  16.98                  6.000     0.31   15.00-15.49%   12.80
660-679  13.12                  6.125     0.05   15.50-15.99%    3.77
680-699   8.83                  6.250     0.05   16.00-16.49%    4.69
700-719   5.70                  6.410     0.06   16.50-16.99%    1.02
720-739   3.84                  6.450     0.09   17.00-17.49%    1.10
740-759   2.55                  6.500    67.52   17.50-17.99%    0.28
760-779   2.14                  6.505     0.10   18.00-18.49%    0.05
780-849   0.89                  6.625     0.18   18.50-18.99%    0.02
                                6.750     0.11   20.00-20.49%    0.03
                                7.380     0.04
                                *MORE*    0.11

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

##

                                                      GSAMP 2002-HE ASOF 9/30/02               10:36 WEDNESDAY, NOVEMBER 6, 2002   1

                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & CO.
------------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                                                           LOANS  PRINCIPAL BALANCE  CURR WAC
------------------------------------------------------------------------------------------------------------------------------------
0001 FIRST LIENS                                                                   2,182    $411,619,524.67     8.145
0002 SECOND LIENS                                                                    638     $33,644,678.27    11.673
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                                                     2,820    $445,264,202.94
------------------------------------------------------------------------------------------------------------------------------------

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

PROJECT:              GSAMP 2002-HE ASOF 9/30/02                     NOVEMBER 6, 2002  10:36  PAGE 0001
LIENS                 FIRST LIENS




 _________________________________________________________________________________________________________________________________
|
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM|  ST WAM| OPP WAM|  ST AGE|1ST CAP|PER CAP|LIFE CA|    MTR|MARGIN|SUB OLTV
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------
| 2,182|   $411,619,524.67|    8.145|   354.11|  355.24|  351.67|   21.94|    2.43|  1.587|  1.000| 14.566|  22.55| 6.218|   83.57
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------


 __________________________
-                          -
| LOANS| |COMB OLTV|   FICO|
|------|-|---------|-------|
| 2,182| |    90.07|    641|
|------|-|---------|-------|




 ______________________________________________________________________________________________________________
-
|CURRENT RATE            |PRINCIPAL BALANCE                  |ORIG TERM                |REM TERM
|------------------------|-----------------------------------|-------------------------|-----------------------
| 5.50- 5.99%        0.79| $25,000 - $50,000             0.58|121 - 180 MTHS       3.24|121 - 180 MTHS     3.24
| 6.00- 6.49%        1.37| $50,000 - $100,000            7.84|181 - 240 MTHS       0.05|181 - 240 MTHS     0.05
| 6.50- 6.99%       11.32| $100,000 - $150,000          14.84|301 - 360 MTHS      96.71|301 - 360 MTHS    96.71
| 7.00- 7.49%        8.32| $150,000 - $200,000          16.16|                         |
| 7.50- 7.99%       27.48| $200,000 - $250,000          17.48|                         |
| 8.00- 8.49%       12.03| $250,001 - $275,000           8.49|                         |
| 8.50- 8.99%       22.46| $275,001 - $350,000          15.28|                         |
| 9.00- 9.49%        7.25| $350,001 - $450,000          10.91|                         |
| 9.50- 9.99%        5.77| $450,001 - $550,000           5.73|                         |
|10.00-10.49%        1.47| $550,001 - $650,000           2.21|                         |
|10.50-10.99%        1.26| $650,001 - $750,000           0.51|                         |
|11.00-11.49%        0.35|                                   |                         |
|11.50-11.99%        0.06|                                   |                         |
|*MORE*              0.07|                                   |                         |
|------------------------|-----------------------------------|-------------------------|-----------------------


 ______________________________________________________________________________________
|                                                                                      |
|CURRENT RATE            |AM WAM                 |AGE             |LIEN                |
|------------------------|-----------------------|----------------|--------------------|
| 5.50- 5.99%        0.79|MISSING            0.05|  1         0.48| 1            100.00|
| 6.00- 6.49%        1.37|121 - 180 MTHS     0.93|  2        74.14|                    |
| 6.50- 6.99%       11.32|181 - 240 MTHS     0.16|  3         9.97|                    |
| 7.00- 7.49%        8.32|241 - 300 MTHS     0.03|  4        13.65|                    |
| 7.50- 7.99%       27.48|301 - 360 MTHS    98.83|  5         1.39|                    |
| 8.00- 8.49%       12.03|                       |  6         0.25|                    |
| 8.50- 8.99%       22.46|                       |  9         0.07|                    |
| 9.00- 9.49%        7.25|                       | 13-24      0.05|                    |
| 9.50- 9.99%        5.77|                       |                |                    |
|10.00-10.49%        1.47|                       |                |                    |
|10.50-10.99%        1.26|                       |                |                    |
|11.00-11.49%        0.35|                       |                |                    |
|11.50-11.99%        0.06|                       |                |                    |
|*MORE*              0.07|                       |                |                    |
|------------------------|-----------------------|----------------|--------------------|

 __________________________________________________________________________________________________________________
|                                                                                                                  |
|GEOGRAPHY         |CITY           |ZIP        |PROPERTY TYPE       |OCCUPANCY        |PURPOSE        |DOC         |
|------------------|---------------|-----------|--------------------|-----------------|---------------|------------|
|CALIFORNIA   47.76|LOS ANGE   3.97|9306   0.56|SINGLE FAMILY  69.37|OWNER OCCU  94.58|PURCHASE  58.64|FULL   38.86|
|NEW YORK      6.13|CHICAGO    2.04|9130   0.53|PUD            15.03|NON-OWNER    4.53|CASHOUT   35.91|LIMIT  29.65|
|ARIZONA       4.36|SAN DIEG   1.86|9134   0.50|CONDO           7.80|SECOND HOM   0.89|RATE/TER   5.45|STATE  18.06|
|ILLINOIS      3.91|LAS VEGA   1.32|9459   0.48|2-4 FAMILY      7.67|                 |               |NO DO   8.78|
|FLORIDA       3.89|OXNARD     1.11|9303   0.48|MANUFACTURED    0.13|                 |               |ALT     4.65|
|TEXAS         3.81|BROOKLYN   1.05|9133   0.48|                    |                 |               |            |
|NEW JERSEY    3.18|PHOENIX    0.96|9134   0.42|                    |                 |               |            |
|VIRGINIA      2.49|SIMI VAL   0.90|9206   0.37|                    |                 |               |            |
|GEORGIA       2.38|SAN JOSE   0.87|9138   0.36|                    |                 |               |            |
|MASSACHUSET   2.14|SCOTTSDA   0.85|9194   0.36|                    |                 |               |            |
|MICHIGAN      2.08|OCEANSID   0.82|9303   0.35|                    |                 |               |            |
|NEVADA        2.02|HOUSTON    0.80|9458   0.34|                    |                 |               |            |
|COLORADO      1.82|RIVERSID   0.68|9306   0.34|                    |                 |               |            |
|PENNSYLVANI   1.72|HUNTINGT   0.67|9006   0.33|                    |                 |               |            |
|*MORE*       12.31|*MORE*    82.09|*MORE 94.10|                    |                 |               |            |
|------------------|---------------|-----------|--------------------|-----------------|---------------|------------|


 _____________________________________________________________________________
|                                                                             |
|GEOGRAPHY         |SUB OLTV          |COMB OLTV         |PMI INSURANCEE      |
|------------------|------------------|------------------|--------------------|
|CALIFORNIA   47.76| 0.01-50.00   0.62| 0.01-50.00   0.62|               88.79|
|NEW YORK      6.13| 50.01-60.0   1.58| 50.01-60.0   1.43|MORTGAGE GUAR   1.88|
|ARIZONA       4.36| 60.01-70.0   4.20| 60.01-70.0   3.95|RADIAN GUARAN   9.14|
|ILLINOIS      3.91| 70.01-75.0   5.37| 70.01-75.0   4.91|REPUBLIC MORT   0.19|
|FLORIDA       3.89| 75.01-80.0  45.38| 75.01-80.0  13.02|                    |
|TEXAS         3.81| 80.01-85.0   7.08| 80.01-85.0   7.13|                    |
|NEW JERSEY    3.18| 85.01-90.0  15.30| 85.01-90.0  16.38|                    |
|VIRGINIA      2.49| 90.01-95.0  14.49| 90.01-95.0  16.98|                    |
|GEORGIA       2.38| 95.01-97.0   0.13| 95.01-97.0   0.17|                    |
|MASSACHUSET   2.14| 97.01-100.   5.86| 97.01-100.  35.40|                    |
|MICHIGAN      2.08|                  |                  |                    |
|NEVADA        2.02|                  |                  |                    |
|COLORADO      1.82|                  |                  |                    |
|PENNSYLVANI   1.72|                  |                  |                    |
|*MORE*       12.31|                  |                  |                    |
|------------------|------------------|------------------|--------------------|


 __________________________________________________________________________________________________________________
|                                                                                                                  |
|FICO          |PREPAY ORIG TERM|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |
|--------------|----------------|--------------------|---------------|-----------------|-------------|-------------|
|MISSING   0.01|  0        17.52|2/28 LIBOR AR  70.43|  .       25.10| MISSING    25.10|   .    25.10|   .    25.10|
|500-519   2.42| 12         9.59|3/27 LIBOR AR   4.38|  4        0.10| 3.01-5.00   9.78|  1.00   0.10|  1.00  74.90|
|520-539   3.33| 24        57.89|6 MO LIBOR      0.10| 18        0.06| 5.01-6.00  23.89|  1.50  70.43|             |
|540-559   4.00| 36         8.77|FIXED BALLOON   2.31| 19        0.09| 6.01-6.50  14.55|  3.00   4.38|             |
|560-579   4.88| 60         6.23|FIXED RATE     22.79| 20        0.30| 6.51-7.00  11.79|             |             |
|580-599   7.09|                |                    | 21        8.08| 7.01-7.50   6.45|             |             |
|600-619  10.45|                |                    | 22       61.48| 7.51-8.00   6.84|             |             |
|620-639  14.99|                |                    | 23        0.42| 8.01-8.50   1.15|             |             |
|640-659  16.59|                |                    | 33        0.72| 8.51-9.00   0.32|             |             |
|660-679  12.90|                |                    | 34        3.66| 9.01-9.50   0.05|             |             |
|680-699   8.74|                |                    |               | 9.51-10.0   0.07|             |             |
|700-719   5.52|                |                    |               |10.01-10.5   0.02|             |             |
|720-739   3.69|                |                    |               |                 |             |             |
|740-759   2.46|                |                    |               |                 |             |             |
|760-779   2.11|                |                    |               |                 |             |             |
|780-849   0.84|                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|--------------|----------------|--------------------|---------------|-----------------|-------------|-------------|


 __________________________________________________________________________
|                                                                          |
|FICO          |LIFE ADJ CAP     |LIFE MAX RATE       |LIFE FLOOR          |
|--------------|-----------------|--------------------|--------------------|
|MISSING   0.01|   .        25.10| N/A           25.10| 0 %           25.10|
|500-519   2.42|  5.000      0.31|11.50-11.99%    0.07| 5.50- 5.99%    0.79|
|520-539   3.33|  5.125      0.05|12.00-12.49%    0.79| 6.00- 6.49%    1.37|
|540-559   4.00|  5.250      0.06|12.50-12.99%    1.65| 6.50- 6.99%   10.13|
|560-579   4.88|  5.375      0.08|13.00-13.49%    9.84| 7.00- 7.49%    6.69|
|580-599   7.09|  5.625      0.08|13.50-13.99%    7.21| 7.50- 7.99%   22.23|
|600-619  10.45|  5.875      0.07|14.00-14.49%   22.07| 8.00- 8.49%    7.78|
|620-639  14.99|  5.990      0.03|14.50-14.99%    7.58| 8.50- 8.99%   14.23|
|640-659  16.59|  6.000      0.33|15.00-15.49%   13.84| 9.00- 9.49%    3.97|
|660-679  12.90|  6.125      0.05|15.50-15.99%    4.08| 9.50- 9.99%    5.04|
|680-699   8.74|  6.250      0.06|16.00-16.49%    5.07|10.00-10.49%    1.16|
|700-719   5.52|  6.410      0.06|16.50-16.99%    1.11|10.50-10.99%    1.16|
|720-739   3.69|  6.450      0.09|17.00-17.49%    1.19|11.00-11.49%    0.28|
|740-759   2.46|  6.500     73.04|17.50-17.99%    0.30|11.50-11.99%    0.01|
|760-779   2.11|  6.505      0.10|18.00-18.49%    0.05|12.00-12.49%    0.02|
|780-849   0.84|  6.625      0.19|18.50-18.99%    0.02|13.50-13.99%    0.03|
|              |  6.750      0.12|20.00-20.49%    0.03|                    |
|              |  7.380      0.05|                    |                    |
|              |*MORE*       0.12|                    |                    |
|--------------|-----------------|--------------------|--------------------|

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers,
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



PROJECT:              GSAMP 2002-HE ASOF 9/30/02                                       NOVEMBER 6, 2002  10:36  PAGE 0002
LIENS                 SECOND LIENS




 _________________________________________________________________________________________________________________________________
|                                                                                                                                 |
| LOANS| PRINCIPAL BALANCE| CURR WAC| ORIG WAM|  AM WAM|  ST WAM| OPP WAM|  ST AGE|1ST CAP|PER CAP|LIFE CA|    MTR|MARGIN|SUB OLTV|
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------|
|   638|    $33,644,678.27|   11.673|   180.00|  354.96|  177.85|   21.12|    2.15|   .   |   .   |   .   |    .  |  .   |   19.63|
|------|------------------|---------|---------|--------|--------|--------|--------|-------|-------|-------|-------|------|--------|


 _________________________
|                         |
| LOANS| COMB OLTV|   FICO|
|------|----------|-------|
|   638|     99.23|    665|
|------|----------|-------|

 ______________________________________________________________________________________________________________
|                                                                                                              |
|CURRENT RATE            |PRINCIPAL BALANCE                  |ORIG TERM                |REM TERM               |
|------------------------|-----------------------------------|-------------------------|-----------------------|
| 8.50- 8.99%        4.25| $0 - $25,000                  4.18|121 - 180 MTHS     100.00|121 - 180 MTHS   100.00|
| 9.00- 9.49%        1.32| $25,000 - $50,000            29.06|                         |                       |
| 9.50- 9.99%        8.13| $50,000 - $100,000           53.44|                         |                       |
|10.00-10.49%        1.11| $100,000 - $150,000          12.35|                         |                       |
|10.50-10.99%        8.16| $150,000 - $200,000           0.98|                         |                       |
|11.00-11.49%        4.90|                                   |                         |                       |
|11.50-11.99%       51.70|                                   |                         |                       |
|12.00-12.49%        5.02|                                   |                         |                       |
|12.50-12.99%        5.91|                                   |                         |                       |
|13.00-13.49%        2.15|                                   |                         |                       |
|13.50-13.99%        6.42|                                   |                         |                       |
|14.00-14.49%        0.77|                                   |                         |                       |
|15.00-15.49%        0.17|                                   |                         |                       |
|                        |                                   |                         |                       |
|------------------------|-----------------------------------|-------------------------|-----------------------|



 ______________________________________________________________________________________
|                                                                                      |
|CURRENT RATE            |AM WAM                 |AGE             |LIEN                |
|------------------------|-----------------------|----------------|--------------------|
| 8.50- 8.99%        4.25|121 - 180 MTHS     0.99|  1         0.14| 2            100.00|
| 9.00- 9.49%        1.32|241 - 300 MTHS     0.05|  2        86.23|                    |
| 9.50- 9.99%        8.13|301 - 360 MTHS    98.96|  3        12.96|                    |
|10.00-10.49%        1.11|                       |  4         0.37|                    |
|10.50-10.99%        8.16|                       |  5         0.17|                    |
|11.00-11.49%        4.90|                       |  6         0.13|                    |
|11.50-11.99%       51.70|                       |                |                    |
|12.00-12.49%        5.02|                       |                |                    |
|12.50-12.99%        5.91|                       |                |                    |
|13.00-13.49%        2.15|                       |                |                    |
|13.50-13.99%        6.42|                       |                |                    |
|14.00-14.49%        0.77|                       |                |                    |
|15.00-15.49%        0.17|                       |                |                    |
|                        |                       |                |                    |
|------------------------|-----------------------|----------------|--------------------|


 __________________________________________________________________________________________________________________
|                                                                                                                  |
|GEOGRAPHY         |CITY           |ZIP        |PROPERTY TYPE       |OCCUPANCY        |PURPOSE        |DOC         |
|------------------|---------------|-----------|--------------------|-----------------|---------------|------------|
|CALIFORNIA   70.46|LOS ANGE   5.59|9303   1.14|SINGLE FAMILY  71.10|OWNER OCCU  99.37|PURCHASE  81.10|LIMIT  58.29|
|TEXAS         3.21|OXNARD     2.73|9134   0.87|PUD            14.63|NON-OWNER    0.43|CASHOUT   14.38|FULL   35.15|
|ARIZONA       2.95|SAN DIEG   2.00|9306   0.85|CONDO          11.72|SECOND HOM   0.20|RATE/TER   4.52|ALT     5.41|
|COLORADO      2.90|SAN JOSE   1.75|9063   0.82|2-4 FAMILY      2.54|                 |               |STATE   1.15|
|FLORIDA       1.98|SIMI VAL   1.34|9303   0.76|                    |                 |               |            |
|GEORGIA       1.81|WOODLAND   1.20|9006   0.72|                    |                 |               |            |
|NEVADA        1.81|OCEANSID   1.19|9133   0.72|                    |                 |               |            |
|NEW YORK      1.54|RIVERSID   1.16|9062   0.71|                    |                 |               |            |
|MASSACHUSET   1.30|CORONA     1.05|9200   0.70|                    |                 |               |            |
|VIRGINIA      1.16|LAS VEGA   0.98|9132   0.68|                    |                 |               |            |
|NEW JERSEY    1.10|TARZANA    0.89|9303   0.67|                    |                 |               |            |
|MARYLAND      1.00|CONCORD    0.87|9453   0.67|                    |                 |               |            |
|UTAH          0.88|SYLMAR     0.87|9513   0.66|                    |                 |               |            |
|MICHIGAN      0.82|LAKEWOOD   0.85|9138   0.66|                    |                 |               |            |
|*MORE*        7.08|*MORE*    77.52|*MORE 89.37|                    |                 |               |            |
|------------------|---------------|-----------|--------------------|-----------------|---------------|------------|



 _____________________________________________________________________________
|                                                                             |
|GEOGRAPHY         |SUB OLTV          |COMB OLTV         |PMI INSURANCEE      |
|------------------|------------------|------------------|--------------------|
|CALIFORNIA   70.46| 0.01-50.00 100.00| 70.01-75.0   0.50|              100.00|
|TEXAS         3.21|                  | 75.01-80.0   0.34|                    |
|ARIZONA       2.95|                  | 80.01-85.0   0.09|                    |
|COLORADO      2.90|                  | 85.01-90.0   2.17|                    |
|FLORIDA       1.98|                  | 90.01-95.0   6.16|                    |
|GEORGIA       1.81|                  | 95.01-97.0   0.09|                    |
|NEVADA        1.81|                  | 97.01-100.  90.65|                    |
|NEW YORK      1.54|                  |                  |                    |
|MASSACHUSET   1.30|                  |                  |                    |
|VIRGINIA      1.16|                  |                  |                    |
|NEW JERSEY    1.10|                  |                  |                    |
|MARYLAND      1.00|                  |                  |                    |
|UTAH          0.88|                  |                  |                    |
|MICHIGAN      0.82|                  |                  |                    |
|*MORE*        7.08|                  |                  |                    |
|------------------|------------------|------------------|--------------------|

 __________________________________________________________________________________________________________________
|                                                                                                                  |
|FICO          |PREPAY ORIG TERM|AMORT               |MTR            |MARGINS          |1ST RATE CAP |PER RATE CAP |
|--------------|----------------|--------------------|---------------|-----------------|-------------|-------------|
|540-559   0.18|  0        27.64|FIXED BALLOON  99.01|  .      100.00| MISSING   100.00|   .   100.00|   .   100.00|
|560-579   0.10| 12         3.08|FIXED RATE      0.99|               |                 |             |             |
|580-599   2.23| 24        38.01|                    |               |                 |             |             |
|600-619  11.61| 36        29.73|                    |               |                 |             |             |
|620-639  17.17| 60         1.54|                    |               |                 |             |             |
|640-659  21.75|                |                    |               |                 |             |             |
|660-679  15.79|                |                    |               |                 |             |             |
|680-699  10.05|                |                    |               |                 |             |             |
|700-719   7.85|                |                    |               |                 |             |             |
|720-739   5.65|                |                    |               |                 |             |             |
|740-759   3.63|                |                    |               |                 |             |             |
|760-779   2.49|                |                    |               |                 |             |             |
|780-849   1.49|                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|              |                |                    |               |                 |             |             |
|--------------|----------------|--------------------|---------------|-----------------|-------------|-------------|


 __________________________________________________________________________
|                                                                          |
|FICO          |LIFE ADJ CAP     |LIFE MAX RATE       |LIFE FLOOR          |
|--------------|-----------------|--------------------|--------------------|
|540-559   0.18|   .       100.00| N/A          100.00| 0 %          100.00|
|560-579   0.10|                 |                    |                    |
|580-599   2.23|                 |                    |                    |
|600-619  11.61|                 |                    |                    |
|620-639  17.17|                 |                    |                    |
|640-659  21.75|                 |                    |                    |
|660-679  15.79|                 |                    |                    |
|680-699  10.05|                 |                    |                    |
|700-719   7.85|                 |                    |                    |
|720-739   5.65|                 |                    |                    |
|740-759   3.63|                 |                    |                    |
|760-779   2.49|                 |                    |                    |
|780-849   1.49|                 |                    |                    |
|              |                 |                    |                    |
|              |                 |                    |                    |
|              |                 |                    |                    |
|              |                 |                    |                    |
|              |                 |                    |                    |
|              |                 |                    |                    |
|--------------|-----------------|--------------------|--------------------|
